                                                                    EXHIBIT 10.7

                              CLOVIS COMMUNITY BANK
                              SALARY DEFERRAL PLAN
               (As Amended And Restated Effective January 1, 1997)

   ARTICLE                                                                     COMMENCING
   NUMBER                         DESCRIPTION                                    ON PAGE
-----------------------------------------------------------------------------------------
     1.    NAME, EFFECTIVE DATE, PURPOSE, HISTORY AND CONSTRUCTION..................1-1
     2.    DEFINITIONS..............................................................2-1
     3.    ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION...................3-1
     4.    CONTRIBUTIONS............................................................4-1
     5.    ALLOCATIONS OF CONTRIBUTIONS.............................................5-1
     6.    VESTING OF ACCOUNTS......................................................6-1
     7.    ALLOCATION OF TRUST INCOME OR LOSS.......................................7-1
     8.    PARTICIPANTS' ACCOUNTS...................................................8-1
     9.    DISTRIBUTIONS AND WITHDRAWALS............................................9-1
    10.    SERVICE.................................................................10-1
    11.    FIDUCIARY RESPONSIBILITY................................................11-1
    12.    ADMINISTRATIVE COMMITTEE................................................12-1
    13.    INVESTMENTS AND LOANS...................................................13-1
    14.    TRUSTEE.................................................................14-1
    15.    AMENDMENT, TERMINATION AND MERGER.......................................15-1
    16.    ASSIGNMENTS.............................................................16-1
    17.    ADOPTION OF THE PLAN BY ASSOCIATED EMPLOYERS............................17-1

                              CLOVIS COMMUNITY BANK
                              SALARY DEFERRAL PLAN
               (As Amended And Restated Effective January 1, 1997)

   ARTICLE                                                                     COMMENCING
   NUMBER                         DESCRIPTION                                    ON PAGE
-----------------------------------------------------------------------------------------
     1.    NAME, EFFECTIVE DATE, PURPOSE, HISTORY AND CONSTRUCTION..................1-1
           1.1      Plan Name.........................................................1
           1.2      Effective Date....................................................1
           1.3      Purpose and History...............................................1
           1.4      Construction......................................................2
           1.5      Employment Relationship Not Affected..............................3
           1.6      Terminated Participants Not Affected..............................3

     2.    DEFINITIONS..............................................................2-1

     3.    ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION...................3-1
           3.1      Definitions.......................................................1
           3.2      Participation.....................................................1
           3.3      Beneficiary Designation...........................................2
           3.4      Change from Ineligible to Eligible Employee.......................2
           3.5      Former Employee Rehired...........................................3
           3.6      Committee Determines Eligibility..................................3

     4.    CONTRIBUTIONS............................................................4-1
           4.1      Definitions.......................................................1
           4.2      Member Employer Contributions.....................................3
           4.3      Timing of, Limitations on and Return of Member
                           Employer Contributions.....................................4
           4.4      Participants' Voluntary Contributions Not Permitted...............4
           4.5      Salary Deferral Contributions.....................................5
           4.6      Nondiscrimination Tests For Elective Deferrals....................5
           4.7      Nondiscrimination Tests For Member Employer
                           Matching Contributions.....................................9
           4.8      Adjustment to Corrective Payments................................12
           4.9      Overriding Limitations...........................................12
           4.10     Record Requirements..............................................13
           4.11     Rollover Contributions and Direct Transfers......................13
           4.12     Qualified Military Service Contributions.........................15

     5.    ALLOCATIONS OF CONTRIBUTIONS.............................................5-1
           5.1      Definitions.......................................................1
           5.2      Allocation Methods................................................1

                              CLOVIS COMMUNITY BANK
                              SALARY DEFERRAL PLAN
               (As Amended And Restated Effective January 1, 1997)

   ARTICLE                                                                     COMMENCING
   NUMBER                         DESCRIPTION                                    ON PAGE
-----------------------------------------------------------------------------------------
           5.3      Limitations on Annual Allocations.................................2
           5.4      Restoration Procedures............................................3
           5.5      Qualified Military Service Allocations............................4

     6.    VESTING OF ACCOUNTS......................................................6-1
           6.1      Automatic Vesting.................................................1
           6.2      No Divestment.....................................................1
           6.3      Amendment to Vesting..............................................1
           6.4      Lost Participants.................................................1

     7.    ALLOCATION OF TRUST INCOME OR LOSS.......................................7-1
           7.1      Determination of Net Income.......................................1
           7.2      Valuation.........................................................1
           7.3      Valuation Dates...................................................1
           7.4      Special Valuation Dates at Committee Discretion...................2
           7.5      Accounts to be Valued.............................................2

     8.    PARTICIPANTS' ACCOUNTS...................................................8-1
           8.1      Separate Accounts.................................................1
           8.2      Statement of Accounts.............................................1
           8.3      Valuation of Account When Payment Due.............................1

     9.    DISTRIBUTIONS AND WITHDRAWALS............................................9-1
           9.1      General...........................................................1
           9.2      Administrative Rules..............................................1
           9.3      Timing of Distributions...........................................2
           9.4      Treatment of Deferred Amounts.....................................4
           9.5      Methods of Distribution...........................................4
           9.6      Distribution in Periodic Payments.................................5
           9.7      Distribution Upon Death of Participant............................6
           9.8      Distributions to Minors or Legally Incompetents...................6
           9.9      Tax Information To Be Provided....................................7
           9.10     In Service Withdrawals............................................7
           9.11     Limitations on Distributions Upon Plan Termination................9
           9.12     Direct Rollovers.................................................10

    10.    SERVICE.................................................................10-1
           10.1     Definitions.......................................................1

                              CLOVIS COMMUNITY BANK
                              SALARY DEFERRAL PLAN
               (As Amended And Restated Effective January 1, 1997)

   ARTICLE                                                                     COMMENCING
   NUMBER                         DESCRIPTION                                    ON PAGE
-----------------------------------------------------------------------------------------

           10.2     Crediting of Hours Subject to DOL Regulation......................2
           10.3     Hours of Service Equivalency......................................3
           10.4     Qualified Military Service Credited...............................3

    11.    FIDUCIARY RESPONSIBILITY................................................11-1
           11.1     Named Fiduciaries.................................................1
           11.2     Fiduciary Standards...............................................1
           11.3     Fiduciaries Liable for Breach of Duty.............................1
           11.4     Fiduciary May Employ Agents.......................................1
           11.5     Authority Outlined................................................2
           11.6     Fiduciaries Not to Engage in Prohibited Transactions..............3
           11.7     Duties of Plan Administrator......................................3

    12.    ADMINISTRATIVE COMMITTEE................................................12-1
           12.1     Appointment of Administrative Committee...........................1
           12.2     Committee Operating Rules.........................................1
           12.3     Committee Authority...............................................1
           12.4     Committee to Establish Funding Policy.............................2
           12.5     Committee May Retain Advisors.....................................2
           12.6     Claims Procedure..................................................2
           12.7     Committee Indemnification.........................................4

    13.    INVESTMENTS AND LOANS...................................................13-1
           13.1     Investment Authority..............................................1
           13.2     Use of Mutual or Commingled Funds Permitted.......................1
           13.3     Trustee May Hold Necessary Cash...................................1
           13.4     Trustee to Act Upon Committee Instruction.........................1
           13.5     Appointment of Investment Manager.................................2
           13.6     No Loans Permitted................................................2
           13.7     Separate Investment Funds.........................................2

    14.    TRUSTEE.................................................................14-1
           14.1     Trustee Governing Terms Effective January 1, 1998.................1
           14.2     Trustee Duties....................................................1
           14.3     Indicia of Ownership Must Be in United States.....................1
           14.4     Permissible Trustee Action........................................1
           14.5     Trustee's Fees For Services and Advisors Retained.................2
           14.6     Quarterly Accounting and Asset Valuation..........................2

                              CLOVIS COMMUNITY BANK
                              SALARY DEFERRAL PLAN
               (As Amended And Restated Effective January 1, 1997)

   ARTICLE                                                                     COMMENCING
   NUMBER                         DESCRIPTION                                    ON PAGE
-----------------------------------------------------------------------------------------
           14.7     Trustee Removal or Resignation....................................3
           14.8     Approval of Trustee Accounting....................................3
           14.9     Trust Not Terminated Upon Trustee Removal or Resignation..........3
           14.10    Trustee May Consult With Legal Counsel............................4
           14.11    Trustee Not Required to Verify Identification or Addresses........4
           14.12    Individual Trustee Rules..........................................4
           14.13    Indemnification of Trustee and Insurance..........................5
           14.14    Income Tax Withholding............................................5

    15.    AMENDMENT, TERMINATION AND MERGER.......................................15-1
           15.1     Trust is Irrevocable..............................................1
           15.2     Sponsoring Employer May Amend Plan and Trust Agreement............1
           15.3     Sponsoring Employer May Terminate Plan/Member Employers May
                           Discontinue Matching and Profit Sharing Contributions......1
           15.4     Timing of Plan Termination....................................... 2
           15.5     Action Required Upon Plan Termination.............................2
           15.6     Nonreversion of Assets............................................3
           15.7     Merger or Consolidation Cannot Reduce Benefits....................3

    16.    ASSIGNMENTS.............................................................16-1
           16.1     No Assignment.....................................................1
           16.2     Qualified Domestic Relations Order Permitted......................1
           16.3     Offset to Provide Certain Judgments and Settlements Permitted.....1

    17.    ADOPTION OF THE PLAN BY ASSOCIATED EMPLOYERS............................17-1
           17.1     Purpose...........................................................1
           17.2     Becoming a Member Employer........................................1
           17.3     Participation as a Member Employer................................1
           17.4     Termination of Participation in the Plan..........................3
           17.5     Charges to Member Employers.......................................3

                              CLOVIS COMMUNITY BANK
                              SALARY DEFERRAL PLAN
               (As Amended and Restated Effective January 1, 1997)


         THIS PLAN AND TRUST AGREEMENT is made and entered into by and between Clovis Community Bank (Sponsoring Employer) and Daniel N. Cunningham and Wanda Lee Rogers (Trustees prior to January 1, 1998).

                                    ARTICLE 1
             NAME, EFFECTIVE DATE, PURPOSE, HISTORY AND CONSTRUCTION

     1.1  PLAN NAME

          (a)  PLAN NAME

               The Plan set forth in this Plan and Trust Agreement shall be designated as the Clovis Community Bank Salary Deferral Plan.

     1.2  EFFECTIVE DATE

               The effective date of this amended and restated Plan and Trust Agreement shall be January 1, 1997 except as specifically provided otherwise elsewhere in this document.

     1.3  PURPOSE AND HISTORY

          (a)  PURPOSE

               The Plan and Trust are intended to qualify as a profit sharing plan (with a 401(k) arrangement) under Code Sections 401(a) and 501(a) and are created and maintained for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries to enable them to share in Employer profits, to provide Eligible Employees with a means to accumulate retirement savings, to provide retirement funds, and to provide benefits in the event of the death or disability of the Employee.

          (b)  HISTORY

               The original Plan and Trust Agreement was first effective January 1, 1983, was subsequently amended several times, was restated effective January 1, 1989 and was designated as the Clovis Community Bank Salary Deferral Plan.


                                      1-1

          (c)  PURPOSES OF RESTATEMENT

               The principal purposes of this amendment and restatement are to consolidate all amendments made to the Plan and Trust Agreement since the last amendment and restatement, to customize the Plan language and to incorporate required language as mandated by the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uruguay Round Agreements Act (GATT) and other recent laws and regulations.

               Further, this amendment and restatement is made to facilitate administration as the Plan has been amended by a change to the Plan eligibility provisions and addition of a Member Employer matching contribution provision.

     1.4  CONSTRUCTION

               The following miscellaneous provisions shall apply in the construction of this Plan and Trust Agreement:

          (a)  STATE JURISDICTION

               All matters respecting the validity, effect, interpretation and administration of this Plan and Trust Agreement shall be determined in accordance with the laws of the State of California except where preempted by ERISA or other federal statutes.

          (b)  GENDER

               Wherever appropriate, words used in the singular may include the plural or the plural may be read as the singular, the masculine may include the feminine, and the neuter may include both the masculine and the feminine.

          (c)  APPLICATION OF ERISA AND CODE REFERENCES

               All references to sections of ERISA or the Code, or any regulations or rulings thereunder, shall be deemed to refer to such sections as they may subsequently be modified, amended, replaced or amplified by any federal statutes, regulations or rulings of similar application and import enacted by the Government of the United States or any duly authorized agency of the United States Government.

          (d)  ENFORCEABLE PROVISIONS REMAIN EFFECTIVE

               If any provision of this Plan and Trust Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan and Trust Agreement shall continue to be fully effective.

          (e)  HEADINGS

               Headings are inserted for reference only and constitute no part of the construction of this Plan and Trust Agreement.


                                      1-2

     1.5  EMPLOYMENT RELATIONSHIP NOT AFFECTED

          Nothing in the Plan or Trust Agreement shall be deemed a contract between the Employer and any Employee, nor shall the rights or obligations of the Employer or any Employee to continue or terminate employment at any time be affected hereby.

     1.6  TERMINATED PARTICIPANTS NOT AFFECTED

          Notwithstanding anything to the contrary herein, the rights and remedies, if any, of any person hereunder shall be determined as of the date his participation ceased or the date he ceased to be an Eligible Employee, whichever occurs first, and shall be based on the terms and conditions of the Plan and Trust Agreement in effect on such date, without regard to any changes made by articles which have specific effective dates subsequent to such date.


                                      1-3

                                    ARTICLE 2
                                   DEFINITIONS

DEFINITIONS

     Terms which are used only in a single article (beginning with Article 3) are generally defined at the beginning of that article. Article 2.58 lists the terms so defined. The following words and phrases are used throughout this Plan and Trust Agreement and are defined below:

     2.1 "ACCOUNT" means the aggregate of all records maintained by the Committee for purposes of determining a Participant's or Beneficiary's interest in the Trust Fund and shall include the Employer Account and Employee Account, as adjusted by such other amounts properly credited or debited to such Account. Each sub-account is defined alphabetically in Article 2.

     2.2 "ADJUSTMENT FACTOR" means the cost of living factor prescribed by the Secretary of the Treasury under Code Section 415(d), as applied to such items and in such manner as the Secretary shall provide. For purposes of the OBRA `93 annual compensation limit under Code Section 401(a)(17), the Adjustment Factor shall be applied as provided in Code Section 401(a)(17)(B).

     2.3 "ALLOWABLE COMPENSATION" for purposes of determining the minimum contributions for a Top-Heavy Plan, and for purposes of determining the limitations on allocations pursuant to Article 5.3, means the total of all wages, salaries, fees for professional services and other amounts paid by the Employer during a Limitation Year to a Participant for services actually rendered in the course of employment including (but not limited to) bonuses, overtime, commissions and incentive compensation, but excluding amounts which are contributed to a retirement plan, deferred compensation plan or other plan and which are not included as taxable income for such year, or amounts which are not deemed to be income for current services rendered such as amounts realized from the sale, exercise or exchange of Employer stock or stock options. Allowable Compensation shall not include amounts which a Participant elected to have the Employer contribute on his behalf for the Fiscal Year as a salary deferral contribution.


                                      2-1

          (a) Notwithstanding the preceding, for Fiscal Years beginning in 1998 and thereafter, Allowable Compensation shall include all amounts (contributed by the Employer pursuant to a salary reduction agreement) which are not includible in the Employee's gross income under Code Sections 125, 402(e)(3), 402(b) or 403(b).

          (b) Notwithstanding the foregoing, amounts earned in the Limitation Year but paid during the first few weeks of the next year because of the timing of pay periods and pay days may be included on a uniform and consistent basis in the Allowable Compensation of all similarly situated Participants for the Limitation Year.

     2.4 "ALTERNATE PAYEE" means any spouse, former spouse, child or other dependent of a Participant recognized by a domestic relations order as having a right to receive all, or a portion of, a Participant's benefits under the Plan.

     2.5 "ASSOCIATED EMPLOYER" means any entity that the Sponsoring Employer has designated as eligible to become a Member Employer under this Plan and Trust Agreement (in accordance with Article 17).

     2.6 "BENEFICIARY" means any person designated by a Participant to receive benefits upon the death of such Participant, subject to the provisions of
Article 3.3.

     2.7 "BREAK IN SERVICE" means for purposes of Article 3, an Eligibility Computation Period, in which an Employee of the Employer is credited with 500 or fewer Hours of Service.

     2.8 "CODE" means the Internal Revenue Code of 1986, as amended (and regulations issued thereunder).

     2.9 "COMMITTEE" means the Administrative Committee designated under Article 12.

     2.10 "DATE OF HIRE" means the date on which an Employee first performs an Hour of Service for the Employer.

     2.11 "DEFERRED RETIREMENT DATE" means the date of actual retirement from the Employer by a Participant who remains in the employ of the Employer after attaining his Normal Retirement Date.


                                      2-2

     2.12 "DETERMINATION DATE" means, with respect to any Fiscal Year, the last day of the preceding Fiscal Year. If the Employer maintains two or more qualified plans which have different fiscal years and which either must be aggregated or which are allowed to be aggregated when determining top-heaviness pursuant to this Plan and Trust Agreement, the Determination Date to be used for this Plan for aggregation purposes shall be the Determination Date which falls within the same calendar year as the determination dates for all such plans which are required or permitted to be aggregated.

     2.13 "DISABILITY" means the permanent incapacity of a Participant, by reason of physical or mental illness, to perform his usual duties for the Employer, resulting in termination of his service with the Employer. Disability shall be determined by the Committee in a uniform and nondiscriminatory manner after consideration of such evidence as it may require, which shall include a report of such physician or physicians as it may designate.

     2.14 "EFFECTIVE DATE" of this amended and restated Plan and Trust Agreement shall mean January 1, 1997, except as specifically provided otherwise elsewhere in this document.

     2.15 "ELIGIBLE EMPLOYEE" has the meaning set forth in Article 3.1.

     2.16 "ELIGIBLE PARTICIPANT" means:

          (a) An Eligible Employee who completed at least 1,000 Hours of Service in the Fiscal Year and who is an Eligible Employee and a Participant on the last day of the Fiscal Year, or

          (b) Effective May 1, 1999, a Participant who was an Eligible Employee and who terminated employment during the Fiscal Year due to death or Disability, or after having reached his Normal Retirement Date, or

          (c) Eligible Employees who were Participants at any time during the Fiscal Year but did not meet the requirements of (a) or (b) above but only for purposes of Articles 4.1(a) and/or 4.1(b).

     2.17 "EMPLOYEE" means any person in the Service of the Employer including Leased Employees, officers and common-law Employees, but excluding directors who are not in the


                                      2-3

Employer's employ in any other capacity. Subcategories of "Employee" are defined alphabetically in Article 2.

     2.18 "EMPLOYEE ACCOUNT" means that portion of an Account attributable to a Participant's Salary Deferral Account and Rollover Account.

     2.19 "EMPLOYER" means with respect to a specific Member Employer, such Member Employer and any other corporation, which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes such Member Employer, any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with such Member Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes such Member Employer, and any other entity required to be aggregated with such Member Employer pursuant to regulations under Code Section 414(o).

     2.20 "EMPLOYER ACCOUNT" means that portion of an Account attributable to Employer contributions. A Participant's Employer Account shall include such Participant's Matching Account, Non-Elective Account, and Profit Sharing Account.

     2.21 "ENTRY DATE" means January 1 and July 1.

     2.22 "ERISA" means the Employee Retirement Income Security Act of 1974 (and regulations issued thereunder).

     2.23 "EXCESS COMPENSATION" means Plan Compensation in excess of the Social Security Taxable Wage Base for the calendar year in which the Fiscal Year begins.

     2.24 "FISCAL YEAR" means the accounting year of the Plan and Trust, which is the 12-consecutive month period ending December 31.

     2.25 "GENERAL TRUST FUND" means that portion of the Trust Fund other than property and income held as or for segregated Accounts or under separate investment funds under the provisions of this Plan and Trust Agreement.


                                      2-4

     2.26 "HOUR OF SERVICE" has the meaning set forth in Article 10.1(b).

     2.27 "INACTIVE PARTICIPANT" means a Participant who remains an Employee, but who ceases to be an Eligible Employee because of a change in employment status. Accounts of Inactive Participants shall share in allocations of contributions to the extent provided in Article 5, and such Accounts shall continue to be adjusted by other amounts properly credited or debited to such Accounts pursuant to Article 7. Inactive Participants shall not be permitted to have salary deferral contributions made on their behalf by a Member Employer.

     2.28 "KEY EMPLOYEE" means, with respect to a Fiscal Year, any Employee or former Employee (including any deceased Employee) who at any time during the "testing period", consisting of the Fiscal Year containing the Determination Date and the four preceding Fiscal Years is or was:

          (a)  OFFICER

               An officer of the Member Employer, or an Employee with the authority of an officer, with Testing Compensation of more than 50% of the applicable dollar limit under Code Section 415(b)(1)(A) for the applicable Fiscal Year. However, no more than 50 Employees (or if less, the greater of 3 Employees or l0% of the total number of Employees, including Leased Employees, who performed services for the Employer at any time during the "testing period") shall be treated as officers. In addition, such Employees who meet the requirements of this paragraph and who had the largest annual Testing Compensation from the Employer in any Fiscal Year during the "testing period" shall first be counted as officers, without regard to whether they are Key Employees for any other reason; or

          (b)  OWNER

               (i)   A 5% Owner; or

               (ii) A 1% Owner with annual Testing Compensation from the Employer for the applicable Fiscal Year of more than $150,000; or

               (iii) A 1/2% Owner who

                    (1) Is one of the 10 Employees who have the largest ownership interest in the Employer,

                    (2) Has annual Testing Compensation from the Employer which is greater than the dollar limitation under Code Section 415(c)(1)(A) for the applicable Fiscal Year, and


                                      2-5

                    (3) Does not meet the criteria in (i) or (ii). For purposes of this (iii), if two Employees have the same ownership interest in the Employer during the "testing period", then the Employee with the greater annual Testing Compensation from the Employer for the Fiscal Year during which the ownership interest existed shall be considered to have a larger ownership interest in the Employer.

          (c)  BENEFICIARY

               A Beneficiary of a deceased Key Employee shall be considered to be a Key Employee, and a Beneficiary of a deceased Non-Key Employee shall be considered a Non-Key Employee. Notwithstanding the above, the Committee shall be guided by the Code in determining Key Employees for any Fiscal Year and shall maintain records adequate to determine Key Employees for any Fiscal Year.

          (d)  AGGREGATION RULES

               For purposes of this Article 2.28, the rules of sub-sections
(b), (c) and (m) of Code Section 414 shall not apply for purposes of determining ownership, such that Owners shall be determined separately for each Member Employer.

     2.29 "LEASED EMPLOYEE" means any individual who would not otherwise be considered an Employee but who has provided services to the Employer pursuant to an agreement between the Employer and any other entity, and such services are performed under the primary direction or control of the Employer and are performed on a substantially full-time basis for a period of at least one year. However, Leased Employees will not be considered Employees if they constitute less than 20% of the Employer's Non-Highly Compensated Employees as defined in Code Section 414(q) and if they are covered by a plan described in Code Section 414(n)(5).

     2.30 "MATCHING ACCOUNT" means that portion of an Account attributable to Member Employer matching contributions.

     2.31 "MEMBER EMPLOYER" means the Sponsoring Employer and any Associated Employer that has adopted the Plan and Trust Agreement in accordance with the terms and conditions set forth herein.

     2.32 "NON-ELECTIVE ACCOUNT" means that portion of an Account attributable to the Member Employer's nonelective contributions as provided in Article 4.6(c).


                                       2-6

     2.33 "NON-KEY EMPLOYEE" means any Employee who is not a Key Employee, including Employees who are former Key Employees.

     2.34 "NORMAL RETIREMENT DATE" means the date of a Participant's 65th birthday.

     2.35 "OBRA `93" means the Omnibus Budget Reconciliation Act of 1993 (and regulations issued thereunder).

     2.36 "OWNER" means any person who owns (within the meaning of Code Sections 318 and 416(i)(1)(B)), or has owned within the four Fiscal Years prior to the Fiscal Year under consideration, a portion of the outstanding stock or voting power of capital or profits interest in the Member Employer. The ownership percentage of a "5%" Owner means greater than a 5% interest, that of a "1%" Owner means greater than a 1% interest and that of a "1/2%" Owner means greater than a 1/2% interest.

     2.37 "PARTICIPANT" means any Employee or former Employee who has entered the Plan in accordance with Article 3, and whose Account, if any, hereunder has not subsequently been liquidated.

     2.38 "PLAN" means the plan created by this Agreement.

     2.39 "PLAN ADMINISTRATOR" means the Administrative Committee.

     2.40 "PLAN COMPENSATION" for any Fiscal Year, for purposes of Articles 4.2(c), 5.2 and 4.5 means all amounts paid by the Member Employer to an Eligible Employee while a Participant with respect to services rendered during such Fiscal Year INCLUDING all amounts contributed by the Member Employer pursuant to a salary reduction agreement which are not includible in the Employee's gross income under Code Sections 125, 402(e)(3), 402(b) or 403(b). Notwithstanding the above, Plan Compensation shall not exceed the OBRA `93 annual compensation limit of $150,000, multiplied by the Adjustment Factor. For purposes of this section, "Plan Compensation" shall EXCLUDE amounts contributed to a non-qualified deferred compensation plan or amounts realized from the sale, exercise or exchange of Employer stock or stock options, auto allowances and taxable fringe benefits.


                                       2-7

     2.41 "PROFIT SHARING ACCOUNT" means that portion of an Account resulting from Member Employer profit sharing contributions.

     2.42 "QUALIFIED DOMESTIC RELATIONS ORDER" ("QDRO") has the meaning set forth in Code Section 414(p) (and regulations issued thereunder).

     2.43 "REA" means the Retirement Equity Act of 1984 (and regulations issued thereunder).

     2.44 "ROLLOVER ACCOUNT" means that portion of an Account attributable to a Participant's rollover contributions and to the direct transfer of benefits to this Plan from another qualified plan on an Employee's behalf in accordance with the provisions of Article 4.11.

     2.45 "SALARY DEFERRAL ACCOUNT" means that portion of an Account attributable to salary deferral contributions.

     2.46 "SERVICE" has the meaning set forth in Article 10.

     2.47 "SPONSORING EMPLOYER" means Clovis Community Bank and such of its successors or assigns as may expressly adopt this Plan and Trust Agreement and agree in writing to continue this Plan and Trust.

     2.48 "SPOUSAL CONSENT" means the revocable written consent of the Participant's spouse to an action taken by the Participant hereunder which requires such consent under the terms of the Plan; provided that:

               (i) Such consent shall acknowledge the Beneficiary designated by the Participant and the effect of such consent;

               (ii) Any change in the designated Beneficiary, other than to make the spouse the Beneficiary of 100% of the Participant's vested Account, shall require a new spousal consent;

               (iii) Such consent shall be effective only with respect to that spouse;

               (iv) Such consent shall be witnessed by a Plan representative or a notary public; and

                                       2-8

                (v) Such written consent shall not be required if it is established to the satisfaction of a Plan representative that such consent cannot be obtained because (1) there is no spouse, or (2) the spouse cannot be located, or (3) such other circumstances exist as may be prescribed by applicable regulations.

     2.49 "TEFRA" means the Tax Equity and Fiscal Responsibility Act of 1982 (and regulations issued thereunder).

     2.50 "TESTING COMPENSATION" for purposes of determining (1) whether an Employee is a Key Employee, (2) whether an Employee is a Highly Compensated Employee, and (3) each Participant's Contribution Percentage and Deferral Percentage pursuant to Article 4.1(c) and Article 4.1(d), respectively, means Allowable Compensation, except that:

          (a) Amounts contributed by the Employer pursuant to a salary reduction agreement which are not includible in the Employee's income under Code Section 125, 402(e)(3), 402(h) or 403(b) shall be included.

          (b) Amounts attributable to periods during which an individual was not eligible to be a Participant shall be excluded for purposes of determining his Contribution Percentage and Deferral Percentage under Article 4.1(c) and Article 4.1(d), respectively.

          Testing Compensation shall not exceed the OBRA `93 limit of $150,000, multiplied by the Adjustment Factor.

     2.51 "TOP-HEAVY PLAN" means the Plan during each Fiscal Year in which the aggregate value of the Accounts of Key Employees exceeds 60% of the aggregate value of all Accounts under the Plan as of the Determination Date for such Fiscal Year. For purposes of determining the value of Employees' Accounts in the Plan, the following shall be excluded: (1) rollover contributions from a non-related employer made after December 31, 1983; (2) the Accounts of Participants who have not performed any services for the Employer within the five-year period ending on the Determination Date; and
(3) the Account of any individual who was a Key Employee with respect to the Plan for any prior Fiscal Year but is not a Key Employee with respect to the Plan for the applicable Fiscal Year. For purposes of determining the aggregate value of Accounts and/or accrued benefits under this section, distributions made within a 5-year period ending on the Determination Date shall be included to the extent required by applicable law and regulation.


                                       2-9

          (a)  REQUIRED AGGREGATION TO DETERMINE TOP-HEAVINESS

               If a Key Employee is a Participant in this Plan for any Fiscal Year and the Employer maintains or has maintained any other plans (including terminated plans) (1) in which a Key Employee is or was a participant within the 5 year period ending on the Determination Date, or (2) which must be combined with this Plan in order to meet the requirements of Code Sections 401(a)(4) or 410(b) for any Fiscal Year, then this Plan's top-heaviness shall be determined for such Fiscal Year by aggregating the Accounts and/or present value of accrued benefits of participants in this Plan and all other such plans.

          (b)  PERMISSIVE AGGREGATION TO DETERMINE TOP-HEAVINESS

               If the Employer maintains or has maintained any plans (including terminated plans) other than one described in (a) above, the Committee may aggregate the accounts and/or present value of accrued benefits of participants in any such plan with those of this Plan to determine whether this Plan is a Top-Heavy Plan for any Fiscal Year, provided that the requirements of Code Sections 401(a)(4) and 410(b) would continue to be met by treating this Plan, any plan that must be aggregated with the Plan under
(a) above and any other plan referred to in this sentence as one unit.

          In determining top-heaviness and the aggregate value of Accounts and/or accrued benefits under this section, the Committee shall be guided by the provisions of the Code, including but not limited to Code Section 416(g)(3)(B) (and regulations issued thereunder).

     2.52 "TRA `86" means the Tax Reform Act of 1986 (and regulations issued thereunder).

     2.53 "TRUST" means the legal entity created by this Trust Agreement as part of the Plan.

     2.54 "TRUST AGREEMENT" means this agreement prior to January 1, 1998, and means the Trust Agreement for MasterPlan of Columbia Trust Company, an Oregon banking corporation, on and after January 1, 1998.

     2.55 "TRUST FUND" means all property and income held by the Trustee under the Trust Agreement.


                                       2-10

     2.56 "TRUSTEE" means Daniel N. Cunningham and Wanda Lee Rogers prior to January 1, 1998, and means Columbia Trust Company, an Oregon banking corporation, on and after January 1, 1998 and any duly appointed successor.

     2.57 "VALUATION DATE" means the last day of each calendar quarter as of January 1, 1998 and such other date as may be designated as provided in
Article 7 for the revaluation of Participants' Accounts.

     2.58 "LIST OF TERMS DEFINED ELSEWHERE:

                                                                         ARTICLE
                  (a)      "AFFILIATED EMPLOYER"                           9.11
                  (b)      "ANNUAL ADDITION"                               5.1
                  (c)      "AVERAGE CONTRIBUTION PERCENTAGE"               4.1
                  (d)      "AVERAGE DEFERRAL PERCENTAGE"                   4.1
                  (e)      "CONTRIBUTION PERCENTAGE"                       4.1
                  (f)      "DEFERRAL PERCENTAGE"                           4.1
                  (g)      "ELIGIBILITY COMPUTATION PERIOD"                3.1
                  (h)      "ELIGIBLE EMPLOYEE"                             3.1
                  (i)      "EXCESS CONTRIBUTIONS"                          4.1
                  (j)      "EXCESS DEFERRALS"                              4.1
                  (k)      "HIGHLY COMPENSATED EMPLOYEE"                   4.1
                  (l)      "LIMITATION ACCOUNT"                            5.1
                  (m)      "LIMITATION YEAR"                               5.1
                  (n)      "NON-HIGHLY COMPENSATED EMPLOYEE"               4.1
                  (o)      "OAI RATE"                                      5.1
                  (p)      "SUBSCRIPTION AGREEMENT"                       17.2
                  (q)      "TOP PAID GROUP"                                4.1
                  (r)      "YEAR OF ELIGIBILITY SERVICE"                   3.1


                                       2-11

                                    ARTICLE 3
             ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION

     3.1  DEFINITIONS

          (a) "ELIGIBLE EMPLOYEE" means any Employee of a Member Employer (including any Leased Employee) who is regularly scheduled to work at least 1,000 Hours of Service in an Eligibility Computation Period, except that "Eligible Employee" shall not include an Employee whose compensation and conditions of employment are established by the terms of a collective bargaining agreement to which the Member Employer is a party and which does not specifically provide for coverage of such Employee under the Plan. In the event an Employee who is not scheduled to work at least 1,000 Hours of Service in an Eligibility Computation Period does in fact complete at least 1,000 Hours of Service in an Eligibility Computation Period, such Employee will become eligible to participate and will enter the Plan on the next Entry Date.

          (b) "ELIGIBILITY COMPUTATION PERIOD" means the 12 consecutive month period beginning with the Employee's Date of Hire and each anniversary thereof.

          (c) "YEAR OF ELIGIBILITY SERVICE" means an Eligibility Computation Period in which an Employee is credited with 1,000 Hours of Service.

     3.2  PARTICIPATION

          (a)  CONTINUING PLAN PARTICIPATION

               Each individual who was an Eligible Employee and a Participant in the Plan immediately preceding the Effective Date of this amendment and restatement shall continue to be a Participant on such Effective Date.

          (b)  PLAN ENTRY

               (i)  PROFIT SHARING PORTION OF THE PLAN

                    Each Eligible Employee shall become a Participant in the profit sharing portion of the Plan on the Entry Date coinciding with or next following the last day of the Eligibility Computation Period in which he completes two (2) Years of Eligibility Service.

               (ii) MATCHING PORTION OF THE PLAN

                    Each Eligible Employee shall become a Participant in the matching portion of the Plan on the Entry Date coinciding with or next following the last day of the Eligibility Computation Period in which he completes one (1) Year of Eligibility Service.


                                       3-1

              (iii) SALARY DEFERRAL PORTION OF THE PLAN

                    Each Eligible Employee shall become a Participant in the salary deferral portion of the Plan on the Entry Date coinciding with or next following his completion of 6 months of service.

          (c)  BREAK IN SERVICE FOR PARTICIPATION

               If an Employee has a Break in Service before satisfying the eligibility requirements of this Article 3.2, Service before such Break in Service will not be taken into account, except as provided in
Article 3.5.

     3.3  BENEFICIARY DESIGNATION

          (a)  DESIGNATION PROCEDURE

               Each Eligible Employee, upon becoming a Participant, shall designate a Beneficiary or Beneficiaries to receive benefits under the Plan after his death. A Participant may change his Beneficiary designation at any time. Each Beneficiary designation shall be in a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all previously filed Beneficiary designations.

          (b)  SPOUSAL CONSENT

               In the event that a married Participant wishes to designate a Beneficiary other than his spouse for any portion of his vested Account, such designation shall include Spousal Consent.

          (c)  LACK OF DESIGNATION

               In the absence of a valid designation by an unmarried Participant or if no designated Beneficiary survives an unmarried
Participant, his interest shall be distributed to his estate. In the absence of a valid designation by a married Participant or if no designated Beneficiary survives a married Participant, his interest shall be distributed to his surviving spouse, or if there is no surviving spouse, then to his estate.

     3.4  CHANGE FROM INELIGIBLE TO ELIGIBLE EMPLOYEE

          An Employee who is excluded under Article 3.1 for any period shall be eligible to participate on the first date he is no longer excluded, provided that the requirements of Article 3.2 have been satisfied, but not earlier than the Entry Date on which he would have entered the Plan had he not been excluded under Article 3.1.


                                       3-2

     3.5  FORMER EMPLOYEE REHIRED

          Notwithstanding the provisions of Article 3.2(c), a former Employee who had completed the eligibility requirements of Article 3.2 with the Employer for a portion of the Plan and who is reemployed by the Employer shall become a Participant in that portion of the Plan as of the date of reemployment as an Eligible Employee, but not earlier than the Entry Date on which he would have entered that portion of the Plan had his employment not terminated. The Employee's prior Service shall be credited. If a former Employee terminated before completing the eligibility requirements of Article
3.2 with the Employer for any portion of the Plan and such individual is rehired, he shall be treated as a new Employee.

     3.6  COMMITTEE DETERMINES ELIGIBILITY

          Compliance with the eligibility requirements shall be determined by the Committee, which shall also inform each Employee of his becoming a Participant. The Committee shall provide each Participant with a summary plan description not later than 90 days following the date he enters the Plan or within such other period as may be prescribed by applicable law or regulation.


                                       3-3

                                    ARTICLE 4
                                  CONTRIBUTIONS

     4.1  DEFINITIONS

          (a) "AVERAGE CONTRIBUTION PERCENTAGE" ("ACP") means the average of the Contribution Percentages of a group of Eligible Participants.

          (b) "AVERAGE DEFERRAL PERCENTAGE" ("ADP") means the average of the Deferral Percentages of a group of Eligible Participants.

          (c) "CONTRIBUTION PERCENTAGE" means the ratio (expressed as a percentage) of (i) the matching contributions allocated to a Participant's Accounts for such Fiscal Year, to (ii) his Testing Compensation for such Fiscal Year. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. The Contribution Percentage may be adjusted as provided in Article 4.7.

          (d) "DEFERRAL PERCENTAGE" means the ratio (expressed as a percentage) of (i) the contributions made under the Plan to a Participant's Salary Deferral and Non-Elective Accounts for such Fiscal Year, including Excess Deferrals, to (ii) such Participant's Testing Compensation for such Fiscal Year. The Deferral Percentage may be adjusted as provided in Article
4.6. The determination and treatment of the Deferral Percentage of any Participant shall also satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (e) "EXCESS CONTRIBUTIONS" mean salary deferral contributions that exceed those permitted by the non-discrimination tests in Article 4.6.

          (f) "EXCESS DEFERRALS" mean salary deferral contributions for a calendar year that exceed the dollar limit provided under Article 4.5(a). If salary deferral contributions are made on behalf of a Participant under two or more plans during a calendar year and the sum of these amounts exceed the dollar limit in Article 4.5(a), then the Committee shall establish a claims procedure so that the Participant can designate the amounts and the plans from which such Excess Deferrals shall be returned. The Participant's claim shall be in writing; shall be submitted to the Plan Administrator not later than the following April 15th; shall specify the amount of the Participant's Excess Deferrals for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such Excess Deferrals are not distributed, the amounts deferred under this Plan and other plans or arrangements described in Code Sections 401(k), 408(k), or 403(b), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.


                                       4-1

          (g) "HIGHLY COMPENSATED EMPLOYEE" ("HCE") for a Fiscal Year includes:

               (i)  A 5% Owner in the current or the preceding Fiscal Year;

               (ii) An Employee whose Testing Compensation exceeds $80,000 (multiplied by the Adjustment Factor) in the preceding Fiscal Year;

                    (A) If the Sponsoring Employer so elects, an Employee may be an HCE under this subsection (ii) if his Testing Compensation exceeds the dollar limit (stated above) in the preceding Fiscal Year and the Employee is a member of the Top Paid Group in such preceding Fiscal Year. For Fiscal Years beginning January 1, 1997, the Sponsoring Employer elects not to make the Top Paid Group election. This election may be changed without prior approval from the Internal Revenue Service by way of a Plan amendment executed by the Sponsoring Employer.

          (h) "TOP PAID GROUP" for a Fiscal Year is equal to 20% of the total number of Employees of the Employer for the preceding Fiscal Year. In determining the total number of Employees for such year, the following Employees may be excluded:

                    (1) Those who have not completed six months of service at the end of such year;

                    (2) Those who normally work less than 17 1/2 hours per week;

                    (3) Those who normally work less than six months per year;

                    (4) Those who have not reached their 21st birthday;

                    (5) Non-resident aliens; and

                    (6) Collectively bargained Employees, provided that this exclusion may be used only if at least 90% of the Employees of the Employer are covered by bona fide collective bargaining agreements.

               The Top Paid Group will be determined by listing all of the Employees of the Employer (including those excluded above) in descending order by Testing Compensation and selecting the 20% of the total number of Employees as determined above who are the highest paid. An Employee may be in the Top Paid Group even though he falls in one of the groups which have been excluded in determining the number of Employees. The resolution of any ambiguity relating to the determination of HCE(s) shall be based on IRS regulation 1.414(q).

          (i) "NON-HIGHLY COMPENSATED EMPLOYEE" ("NON-HCE") means an Employee who is not a Highly Compensated Employee.


                                       4-2

     4.2  MEMBER EMPLOYER CONTRIBUTIONS

          (a)  MEMBER EMPLOYER PROFIT SHARING CONTRIBUTIONS

               As of the last day of each Fiscal Year, a Member Employer may make a profit sharing contribution to the Trust in such amount as is determined by such Member Employer. The profit sharing contribution shall be reduced, if necessary, by any amounts in Limitation Accounts under Article 5 attributable to profit sharing contributions. These contributions will be allocated to Participants' Profit Sharing Accounts as provided in Article 5.2.

          (b)  NON-ELECTIVE CONTRIBUTIONS

               The Member Employer may make non-elective contributions in accordance with Article 4.6(c), which shall be allocated to Participants' Non-Elective Accounts.

          (c)  MEMBER EMPLOYER MATCHING CONTRIBUTIONS

               As of the last day of each Fiscal Year, the Member Employer may make a matching contribution to the Trust which, when combined with amounts in Limitation Accounts under Article 5, shall be sufficient, in total, to provide an allocation equal to a certain percentage or dollar amount of the salary deferral contributions made for each Eligible Participant which do not exceed to a certain percentage or dollar amount of his Plan Compensation for the Fiscal Year. These contributions will be allocated to Participants' Matching Accounts in accordance with this Article. The amount of the matching contribution and the maximum matching percentage or dollar amount shall be determined annually by each Member Employer and announced before the beginning of the applicable Fiscal Year.

          (d)  RESTORATION CONTRIBUTIONS

               The Member Employer shall make the contributions required to restore the Accounts of Participants as described in Article 5.4 and Article
6.4. These contributions will be allocated in accordance with their purpose.

          (e)  TOP-HEAVY MINIMUM CONTRIBUTIONS

               For any Fiscal Year during which the Plan is a Top-Heavy Plan, the sum of the Member Employer's profit sharing and non-elective contributions on behalf of each Participant who is a Non-Key Employee but is employed by such Member Employer on the last day of the Fiscal Year shall not be less than the lesser of:

               (i) 3% of the Allowable Compensation paid or accrued to such Employee during the Fiscal Year; or

               (ii) The highest percentage of Allowable Compensation which is allocated during the Fiscal Year on behalf of any Key Employee in the aggregate:


                                       4-3

                    (1) To his Employer Account under Article 5.2 of this Plan; and

                    (2) To his Salary Deferral Account under this Plan; and

                    (3) From contributions by the Member Employer to his account in any other defined contribution plan.

                    To the extent that these minimum allocations are not provided by other provisions of this Plan, the Member Employer shall make a minimum contribution in an amount which is determined to meet the requirements of this Article 4.2(e), which shall be allocated to the Accounts of Participants who are Non-Key Employees to carry out the purpose of this article.

     4.3  TIMING OF, LIMITATIONS ON AND RETURN OF MEMBER EMPLOYER CONTRIBUTIONS

          (a)  AMOUNT AND TIMING OF CONTRIBUTIONS

               Member Employer contributions shall not exceed an amount which is estimated to constitute the maximum allowable deduction under Code Section 404(a). Each Member Employer's contributions shall be paid to the Trustee on or prior to the last day for filing that Member Employer's federal income tax return for such year, including any extensions of time granted for such filing. Contributions shall be made in cash, by check and/or by electronic wire transfer.

          (b)  RETURN OF MEMBER EMPLOYER CONTRIBUTIONS

               If an amount is contributed by the Member Employer due to a mistake of fact, such Member Employer shall be entitled to recover such amount within one year of the date such contribution is made. Unless otherwise provided in a resolution of the Board of Directors of the Member Employer, any amounts contributed by the Member Employer which are disallowed as a deduction under Code Section 404 shall be returned to such Member Employer within one year of the date such deduction is disallowed. Trust income attributable to the amount to be recovered shall not be paid to the Member Employer, but Trust loss attributable thereto shall reduce such amount.

     4.4  PARTICIPANTS' VOLUNTARY CONTRIBUTIONS NOT PERMITTED

          The Plan shall accept no voluntary contributions.


                                       4-4

     4.5  SALARY DEFERRAL CONTRIBUTIONS

          (a)  GENERAL RULES

               Each Participant may elect in writing to have the Member Employer make salary deferral contributions on his behalf in an amount from 1% to 10% of such Participant's Plan Compensation. Subject to the Committee's approval, each Participant may elect to have the Member Employer make an additional salary deferral contribution on his behalf during the Fiscal Year in a discretionary amount specified each year. Notwithstanding the foregoing, effective January 1, 1987, no more than $7,000, multiplied by the Adjustment Factor, of salary deferral contributions may be made on behalf of any Participant during any calendar year.

          (b)  ADMINISTRATIVE GUIDELINES

               The Committee has the power to establish uniform and nondiscriminatory rules and from time to time to modify or change such rules governing the manner and method by which salary deferral contributions shall be made, as well as the manner and method by which salary deferral contributions may be changed or discontinued temporarily or permanently. All salary deferral contributions shall be authorized by the Participant in writing, made by payroll deduction, deducted from the Participant's Plan Compensation without reduction for any taxes or withholding (except to the extent required by law or the regulations) and paid over to the Trust by the Member Employer within a reasonable period following the date of deduction, but in no event later than 90 days after the 15th day of the month following the date on which such salary would otherwise have been paid. Effective February 1, 1997, the phrase "90 days after" shall be replaced with the phrase "the 15th day of the month following" in the preceding sentence. All salary deferral contributions shall be credited to such Participant's Salary Deferral Account and shall be treated as Member Employer profit sharing contributions for purposes of their deductibility and tax treatment under the Code.

     4.6  NONDISCRIMINATION TESTS FOR ELECTIVE DEFERRALS

          (a)  GENERAL RULE

               The Deferral Percentages for any Fiscal Year shall satisfy the table below:


                                       4-5

                      IF ADP OF ELIGIBLE PARTICIPANTS     THEN, ADP OF ELIGIBLE PARTICIPANTS
                          WHO ARE NON-HCE(S) IS:             WHO ARE HCE(S) CANNOT EXCEED:
                    ------------------------------------ --------------------------------------
                                    (1)                                   (2)
                    Less than 2%                         Two times column (1) ADP
                    2% but less than 8%                  Column (1) ADP plus 2%
                    8% or greater                        1.25 times column (1) ADP

provided that:

               (i) Amounts allocated to a Participant's Non-Elective Account for a Fiscal Year may be included in computing his Deferral Percentage.

               (ii) Amounts added to a Participant's Employer Matching Account which meets the requirements of Code Section 401(k)(2)(B) and (C) may be included in computing his Deferral Percentage.

              (iii) The Deferral Percentage for any Employee who is a Participant under two or more Code Section 401(k) arrangements of the Employer shall be the sum of the Deferral Percentages for such Employee under each of such arrangements.

               (iv) In the event that one or more other plans are aggregated with this Plan to satisfy Code Sections 401(a)(4) and 410(b), this Article 4.6(a) shall be applied by determining the Deferral Percentages of Eligible Participants as if all such plans were a single plan. All such plans must have the same plan year.

          (b)  ELECTION OF CURRENT YEAR TESTING OR PRIOR YEAR TESTING

               Notwithstanding the foregoing, the Sponsoring Employer may elect the "prior year testing method" by using the Non-Highly Compensated Employees' Average Deferral Percentage for the preceding Fiscal Year in determining the allowable Highly Compensated Employees' Average Deferral Percentage for the current Fiscal Year. For Fiscal Years beginning January 1, 1997 and January 1, 1998, the Sponsoring Employer elects to use the current year testing method. For Fiscal Years beginning January 1, 1999, the Sponsoring Employer elects to use the prior year testing method. This election may be changed without prior approval from the Internal Revenue Service by way of a Plan amendment executed by the Sponsoring Employer. If the current year testing method is made, the election cannot be revoked after 1999 unless it has been used for each of the five Fiscal Years preceding the Fiscal Year of the revocation.


                                       4-6

          (c)  CORRECTIVE ACTIONS

               (i) the salary deferral contributions for any Fiscal Year would otherwise cause the Plan to fail to meet the nondiscrimination tests of this Article 4.6 then the Committee may, at its discretion within the period permitted by applicable law or regulation, take one or more of the following actions, but only as necessary:

                    (1) Reduce salary deferral contributions made on behalf of Participants who are HCE(s) for the remainder of the Fiscal Year; or

                    (2) Return Excess Contributions to the affected Participants in accordance with Article 4.6(e).

               (ii) The Member Employer may make a non-elective contribution for any Fiscal Year. Such contribution shall be allocated to the Non-Elective Accounts of a group of Eligible Participants who are Non-HCE's and who are selected on a basis that is not prohibited by law or by regulation. Each Participant who is entitled to share in such contribution for a Fiscal Year shall receive the same dollar allocation or receive an allocation in the same ratio to such contribution as his Testing Compensation bears to the Testing Compensation of all those eligible for such an allocation.

          (d)  DETERMINATION OF EXCESS CONTRIBUTIONS

               (i) The maximum Deferral Percentage for a Participant who is a HCE is calculated by reducing the Deferral Percentage of the HCE with the highest Deferral Percentage to the extent required to (1) enable the Plan to satisfy the non-discrimination test in Article 4.6(a), or (2) cause such HCE's Deferral Percentage to equal the Deferral Percentage of the HCE with the next highest Deferral Percentage. This process will be repeated as necessary until the Plan satisfies the nondiscrimination test in Article 4.6(a).

               (ii) The process for determining a HCE's Excess Contribution requires that an "excess amount" first be calculated for each HCE, which is equal to the difference between (1) the amount of contribution actually made under the Plan to his Salary Deferral Account for the Fiscal Year, and (2) the amount determined by multiplying the maximum Deferral Percentage calculated in (i) by such HCE's Testing Compensation. The "excess amounts" are then added together to arrive at an "aggregate excess amount." The maximum salary deferral contribution for a HCE is then calculated by reducing the salary deferral contribution of the HCE with the highest salary deferral contribution (measured in actual dollars) to the extent required to (1) reduce the "aggregate excess amount" to zero, or (2) cause such HCE's salary deferral contribution to equal the salary deferral contribution of the HCE with the

                                       4-7
next highest salary deferral contribution (measured in actual dollars). This process will be repeated as necessary until the "aggregate excess amount" is eliminated entirely.

              (iii) A HCE's Excess Contribution is equal to the difference between (1) the amount of contribution actually made under the Plan to his Salary Deferral Account for such Fiscal Year, and (2) the maximum salary deferral contribution (measured in actual dollars) as determined in (ii) above.

          (e)  CORRECTIVE PAYMENTS

               (i)  PAYMENT OF EXCESS DEFERRALS

                    Notwithstanding any other provision of the Plan, Excess Deferrals plus any income or less any loss allocable thereto, as determined under Article 4.8, may be paid to Participants who have such Excess Deferrals for a calendar year no later than the following April l5th. If not paid by such date, these amounts must remain in the Participant's Account until otherwise withdrawable or payable under the terms of the Plan. Because of the double income tax treatment that a Participant will encounter if these amounts are not returned to him by the following April 15th, the Committee shall make every effort to meet this deadline.

               (ii) PAYMENT OF EXCESS CONTRIBUTIONS

                    Notwithstanding any other provision of the Plan, Excess Contributions, plus any income or less any loss allocable thereto, as determined in Article 4.8, shall be paid in accordance with the following procedures:

                    (1) Excess Contributions for a Fiscal Year shall be paid to Participants on whose behalf such Excess Contributions were made, no later than the last day of the succeeding Fiscal Year.

                    (2) The Excess Contributions which would otherwise be paid shall be reduced, in accordance with regulations, by any Excess Deferrals paid to the Participant.

                    (3) Payments under this Article 4.6(e) shall be made from the Participant's Salary Deferral Account.

              (iii) SPOUSAL CONSENT NOT REQUIRED

                    Payment of Excess Deferrals and/or Excess
Contributions will not require the consent of the Participant or the Participant's spouse and will not violate any outstanding Qualified Domestic Relations Orders.

               (iv) PAYMENTS NOT CONSIDERED WITHDRAWALS

                    Payment of Excess Deferrals and/or Excess Contributions are not subject to the hardship withdrawal provisions of Article 9.10.


                                       4-8

     4.7  NONDISCRIMINATION TESTS FOR MEMBER EMPLOYER MATCHING CONTRIBUTIONS

          (a)  GENERAL RULE

               Member Employer matching contributions for any Fiscal Year shall satisfy the table below:


           If ACP of Eligible                Then, ACP of Eligible
          Participants Who Are             Participants Who Are HCE(s)
             NON-HCE(s) is:                      Cannot Exceed:
          --------------------             ---------------------------
                   (1)                                 (2)
          Less than 2%                     Two times column (1) ACP
          2% but less than 8%              Column (1) ACP plus 2%
          8% or greater                    1.25 times column (1) ACP

provided that:

               (i) Any amounts allocated to a Participant's Non-Elective Account for a Fiscal Year and not used to meet the tests in Article 4.6 may be included in his Contribution Percentage.

               (ii) Any matching contributions which have been used to meet the tests in Article 4.6 must be subtracted from the matching contributions used to determine a Participant's Contribution Percentage.

               (iii) Amounts allocated to a Participant's Salary Deferral Account for a Fiscal Year which are not needed to meet the tests in Article 4.6 may be included in a Participant's Contribution Percentage.

               (iv) The Contribution Percentage for any Employee who is a Participant under two or more Code Section 401(m) arrangements of the Employer shall be the sum of the Contribution Percentages for such Employee under such arrangements.

               (v) In the event that one or more other plans are aggregated with this Plan to satisfy the requirements of Code Sections 401(a)(4) and 410(b), this Article 4.7 shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan. All such plans must have the same plan year.

          (b)  ELECTION OF CURRENT YEAR TESTING OR PRIOR YEAR TESTING

               Notwithstanding the foregoing, the Sponsoring Employer may elect the "prior year testing method" by using the Non-Highly Compensated Employees' Average Contribution Percentage for the preceding Fiscal Year in determining the allowable Highly


                                      4-9

Compensated Employees' Average Contribution Percentage for the current Fiscal Year. For Fiscal Years beginning January 1, 1997 and January 1, 1998, the Sponsoring Employer elects to use the current year testing method. For Fiscal Years beginning January 1, 1999, the Sponsoring Employer elects to use the prior year testing method. This election may be changed without prior approval from the Internal Revenue Service by way of a Plan amendment executed by the Sponsoring Employer. Once the current year testing method is made, the election cannot be revoked after 1999 unless it has been used for each of the five Fiscal Years preceding the Fiscal Year of the revocation.

          (c)  MULTIPLE USE OF ALTERNATIVE LIMITATION

               If the provisions of Article 4.6 and Article 4.7 apply to one or more HCE(s) and if both the ADP and the ACP of HCE(s) exceed the corresponding ADP and ACP of Non-HCE(s) multiplied by 1.25, then an additional non-discrimination test must be met, as follows:

               (i) The sum of the ADP and ACP of Eligible Participants who are HCE(s) shall not exceed the sum of A & B; where A = 1.25 times the greater of the ADP or the ACP of Eligible Participants who are Non-HCE(s), and B = two times the smaller of ADP or ACP of Eligible Participants who are Non-HCE(s).

               (ii) The ACP(s) and ADP(s) used in this Article 4.7(c) shall be determined after any corrective distributions have been made of Excess Deferrals, Excess Contributions, and excess matching contributions.

               (iii) Notwithstanding the provisions of (i) above, the words "greater" and "smaller" in (i) above may be transposed.

          (d)  CORRECTIVE ACTIONS

               (i) If the matching contributions for any Fiscal Year would otherwise cause the Plan to fail to meet the nondiscrimination tests of this
Article 4.7, the Committee may at its discretion within the period permitted by applicable law or regulation, take one or more of the following actions, but only as necessary:

                    (1) Reduce the salary deferral contributions that would otherwise be permitted for HCEs for the remainder of the Fiscal Year and the matching contributions that would have been made based on such salary deferral contributions.

                    (2) Pay any fully vested matching contributions to the affected HCE(s), as provided in Article 4.7(f).

               (ii) If salary deferral contributions for any year would otherwise cause the Plan to fail to meet the multiple use of alternative limitation provisions of (c) above,


                                     4-10
procedures similar to those detailed in Article 4.6(c), (d) and (e) shall be used to bring the Plan into compliance with such provisions. Any salary deferral contributions which must be returned to Participants pursuant to this Article 4.7(d) shall be considered Excess Contributions for purposes of this Plan.

          (e)  DETERMINATION OF THE AMOUNT OF EXCESS MATCHING CONTRIBUTIONS

               (i) The maximum Contribution Percentage for a Participant who is a HCE is calculated by reducing the Contribution Percentage of the HCE with the highest Contribution Percentage to the extent required to (1) enable the Plan to satisfy the non-discrimination tests in Article 4.7(a) and Article 4.7(c), or
(2) cause such HCE's Contribution Percentage to equal the Contribution Percentage of the HCE with the next highest Contribution Percentage. This process will be repeated, as necessary, until the Plan satisfies the non-discrimination tests in Articles 4.7(a) and Article 4.7(c).

               (ii) The process for determining a HCE's excess matching contribution requires that an "excess matching amount" first be calculated for each HCE, which is equal to the difference between (1) the amount of matching contribution actually made to his Matching Account under the Plan for the Fiscal Year, and (2) the amount determined by multiplying the maximum Contribution Percentage calculated in (i) above by such HCE's Testing Compensation. The "excess matching amounts" are then added together to arrive at an "aggregate excess matching amount". The maximum matching contribution for a HCE is then calculated by reducing the matching contributions of the HCE with the highest matching contribution (measured in actual dollars) to the extent required to (1) reduce the "aggregate excess matching amount" to zero, or (2) cause such HCE's matching contributions to equal the matching contributions of the HCE with the next highest matching contributions (measured in actual dollars). This process will be repeated as necessary until the "aggregate excess matching amount" is eliminated entirely.

               (iii) A HCE's excess matching contribution is equal to the difference between (1) the amount of matching contribution actually made to his Matching Account under the Plan for such Fiscal Year and (2) the maximum matching contribution (measured in actual dollars) as determined in (ii) above.

          (f)  CORRECTIVE PAYMENTS

               Notwithstanding any other provisions of the Plan, excess matching contributions, plus any income and less any loss allocable thereto, as determined under Article 4.8, shall be paid or forfeited in a nondiscriminatory manner and in accordance with the following procedures:


                                      4-11

               (i)  PAYMENT OF EXCESS MATCHING CONTRIBUTIONS

                    Excess matching contributions shall be paid, if appropriate, to Participants for whom such contributions have been made during a Fiscal Year, no later than the last day of the succeeding Fiscal Year.

               (ii) SPOUSAL CONSENT NOT REQUIRED

                    Payment of excess matching contributions will not require the consent of the Participant's spouse and will not violate outstanding qualified domestic relations orders.

               (iii) PAYMENTS NOT CONSIDERED WITHDRAWALS

                    Payment of excess matching contributions are not subject to the hardship withdrawal provisions of Article 9.10.

     4.8  ADJUSTMENT TO CORRECTIVE PAYMENTS

          Excess Deferrals, Excess Contributions, and excess matching contributions shall all be paid to the appropriate Participants, together with an investment adjustment. Such adjustment shall be computed by the Committee based on the procedures described in Article 7 to establish a proportionate crediting of Trust income or loss between the excess amounts and the amounts which are not to be returned for the Fiscal Year in which such excess occurred.

     4.9  OVERRIDING LIMITATIONS

          (a)  CORRECTIVE ACTIONS

               When salary deferral contributions made on behalf of Participants who are HCE(s) are reduced for the remainder of a Fiscal Year, no matching contributions shall be made with respect to the salary deferral contributions not permitted because of such reduction.

          (b)  EXCESS DEFERRALS

               When Excess Deferrals are paid to a Participant, any matching contributions that are attributable to such Excess Deferrals shall be forfeited and shall be used to reduce the Member Employer matching contribution for the Fiscal Year.

          (c)  EXCESS CONTRIBUTIONS

               When Excess Contributions are paid to a Participant, any matching contributions that are attributable to such Excess Contributions shall be forfeited and shall be used to reduce the Member Employer matching contribution for the Fiscal Year.


                                      4-12

     4.10 RECORD REQUIREMENTS

          The Member Employer shall maintain such records as may be needed to prove that for each Fiscal Year, the requirements of Article 4.6 and Article 4.7 are met.

     4.11 ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS

          (a)  ROLLOVER CONTRIBUTIONS PERMITTED

               The Committee may authorize the Trustee to accept a rollover contribution from an Employee who is a Participant, in accordance with and subject to the limitations of applicable sections of the Code.

          (b)  GENERAL RULES

               A rollover contribution shall be made within 60 days of the Participant's receipt of the distribution and shall be made only if the trust from which such funds are distributed is a qualified trust under Code Section 501(a). A rollover contribution shall not include any amounts contributed by the Employee, except to the extent permitted by the Code and applicable regulations. An Employee may be required to furnish evidence satisfactory to the Committee that the amount to be rolled over meets all of the foregoing requirements before the Committee or Trust will accept any such rollover contribution. The Committee shall not be required to authorize the Trustee to accept a rollover contribution if acceptance of such contribution would jeopardize the tax-exempt status of the Plan or Trust or create adverse tax consequences for a Member Employer.

          (c)  ROLLOVERS CREDITED TO ROLLOVER ACCOUNT

               A rollover contribution may be made in cash and shall be credited to such Rollover Account as of the date such contribution is received. The Participant's Rollover Account shall be fully vested and shall share in Trust gains or losses pursuant to Article 7.

          (d)  INVESTMENT OF ROLLOVER CONTRIBUTIONS

               If a Participant makes a rollover contribution to the Trust in cash, the Trustee shall invest the contributions as part of the Trust Fund unless the Committee directs the Trustee to invest such contributions as directed by the Participant pursuant to Article 13.7.

          (e)  DIRECT TRANSFER FROM ANOTHER QUALIFIED TRUST

               The Committee may instruct the Trustee to accept on behalf of any Participant, the direct transfer of amounts from any other trust qualified under Code Section 501(a), which is part of any plan qualified under Code Section 401(a). After receipt, the Trustee shall treat such amounts as a rollover contribution otherwise meeting the requirements of this Article 4.11.


                                      4-13

          (i)  DEFINITIONS

               For purposes of this section, the term "qualified plan" shall mean any tax-qualified plan under Code Section 401(a). For purposes of this section, the term "direct transfer of amounts from any other trust qualified under Code Section 501(a)" shall mean:

               (1) Amounts transferred to this Plan directly from another plan qualified under Code Section 401(a);

               (2) Distributions from another qualified plan which are eligible rollover distributions and which are transferred pursuant to a direct rollover;

               (3) Amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which 1) were previously distributed to the Employee by another qualified plan as a lump-sum distribution, 2) were eligible for tax-free rollover to a qualified plan, and 3) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and

               (4) Amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause c) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account.

          (ii) CERTAIN TRANSFERS NOT PERMITTED

               In no event may the Committee authorize a direct transfer from a) a defined benefit pension plan, b) a defined contribution plan subject to the minimum funding standards of Code Section 412, or c) any other defined contribution plan to which the requirements of Code Section 401(a)(11)(A) apply with respect to such Participant, unless such a direct transfer may be made under applicable law and regulation without jeopardizing this Plan's tax-exempt status under Code Section 401(a)(11)(B).

          (iii) TRANSFERRED AMOUNTS TREATED AS SALARY DEFERRAL ACCOUNTS FOR CERTAIN PLAN PURPOSES

               Amounts treated as elective contributions (as defined under Regulation Section 1.401(k)-1(g)(3)) which are transferred from another qualified plan in a direct transfer shall be treated as amounts in the Participant's Salary Deferral Account for purposes of Article 9.11.


                                      4-14

          (f)  WITHDRAWALS FROM ROLLOVER ACCOUNTS

               Withdrawals from Rollover Accounts shall be permitted as provided in Article 9.10.

          (g)  NON-QUALIFYING ROLLOVERS AND/OR NON-QUALIFYING DIRECT TRANSFERS

               If it is later determined that a payment made pursuant to (a) and/or (e) above did not, in fact, qualify as a rollover or direct transfer under applicable Code sections and regulations or whose assets are later deemed non-qualified or "tainted," then such balance credited to the Rollover Account shall immediately be (i) segregated from all Plan assets, (ii) treated as a non-qualified trust established by and for the benefit of the Participant, and
(iii) distributed to the Participant. A non-qualifying rollover or direct rollover or direct transfer shall be deemed never to have been part of the Trust.

     4.12 QUALIFIED MILITARY SERVICE CONTRIBUTIONS

          Notwithstanding any provisions of this Plan to the contrary, effective as of December 12, 1994, contributions with respect to qualified military service will be provided in accordance with Code Section 414(u), as added by the Small Business Job Protection Act of 1996.


                                      4-15

                                    ARTICLE 5
                           ALLOCATION OF CONTRIBUTIONS

     5.1  DEFINITIONS

          (a) "ANNUAL ADDITION" means the sum for the Limitation Year to which the allocation pertains (whether or not allocated in such year) of all Employer and Employee contributions allocated to the Participant's Account in this Plan for such Limitation Year and any other similar contributions to any other defined contribution plan maintained by the Employer, including Excess Contributions, excess matching contributions (regardless of when corrected or returned) and Excess Deferrals if not returned or otherwise corrected by the April 15 following the calendar year in which made.

          ANNUAL ADDITION also includes amounts allocated to a Participant's:

               (i) Individual medical account (as defined in Code Section 415(1)) which is part of a defined benefit pension plan maintained by the Employer, for purposes of the maximum dollar limit under Code Section 415(c)(1)(A) ; and

               (ii) Separate account maintained for a Key Employee, to the extent required by the Code, which is attributable to post-retirement medical or life insurance benefits under a welfare benefit fund (as defined in Code Section 419A(d)) maintained by the Employer.

          (b) "LIMITATION ACCOUNT" means an account expressly set up pursuant to
Article 5.3(b) and maintained to hold excess Annual Addition amounts contributed in error.

          (c) "LIMITATION YEAR" means the Fiscal Year.

          (d) "OAI RATE" means the greater of 5.7% or the rate of tax for Old-Age Insurance under Code Section 3111(a) in effect as of the beginning of the Fiscal Year.

     5.2  ALLOCATION METHODS

          (a) SALARY DEFERRAL, NON-ELECTIVE, MATCHING, TOP-HEAVY MINIMUM AND RESTORATION CONTRIBUTIONS

               Salary deferral, non-elective, matching, top-heavy minimum and restoration contributions are allocated as provided in Article 4.

          (b)  MEMBER EMPLOYER PROFIT SHARING ALLOCATION

               (i)  ALLOCATION METHOD

                    A Member Employer's profit sharing contributions and amounts in Limitation Accounts attributable to Profit Sharing Accounts for any Fiscal Year shall be allocated as of the last day of such Fiscal Year to the Profit Sharing Accounts of all Eligible


                                      5-1

Participants of such Member Employer. A portion will be allocated in proportion to the Plan Compensation of all Eligible Participants of such Member Employer, and a portion will be allocated in proportion to the Excess Compensation of all Eligible Participants of such Member Employer, as follows:

                    (1) First, the Plan Compensation of all Eligible Participants of the Member Employer shall be added to the Excess Compensation of all Eligible Participants of the Member Employer. The total amount to be allocated shall be divided by such sum to determine the uniform percentage of pay which may be allocated to the Accounts of all such Eligible Participants based on their Plan Compensation and to the Accounts of such Eligible Participants who have Excess Compensation based on their Excess Compensation.

                    (2) Second, there shall be added to the Account of each Eligible Participant who has Excess Compensation an amount equal to such Eligible Participant's Excess Compensation multiplied by the lesser of (A) the percentage determined in (i) above or (B) the OAI rate.

                    (3) Third, the balance shall be allocated to the Accounts of all Eligible Participants in the ratio that each such Eligible Participant's Plan Compensation bears to the aggregate Plan Compensation of all Eligible Participants.

               (ii) LIMITATION IF EMPLOYER MAINTAINS MORE THAN ONE PLAN

                    Notwithstanding the foregoing, the provisions of this
Article 5.2(b) may not provide for permitted disparity if the Member Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

               (iii) ALLOCATIONS TO EMPLOYEES OF MEMBER EMPLOYERS

                    Notwithstanding the above, the profit sharing contributions and amounts in Limitation Accounts attributable to Profit Sharing Accounts for the Fiscal Year of a Member Employer shall be allocated to the Accounts of Eligible Participants who are Employees of such Member Employer.

          (c)  OVERRIDING TOP-HEAVY MINIMUM ALLOCATION

               Notwithstanding the provisions of Article 5.2(b), for any Fiscal Year during which the Plan is a Top-Heavy Plan the requirements of Article 4.2(e) shall be met.

     5.3  LIMITATIONS ON ANNUAL ALLOCATIONS

          (a)  LIMITATION AMOUNT

               Notwithstanding any other provision of this Plan to the contrary, the Annual Addition to a Participant's Account for any Limitation Year shall not exceed the lesser of


                                      5-2

25% of the Employee's Allowable Compensation or $30,000, or such other amount for the Limitation Year as may be established by regulations under Code Section 415(d).

          (b)  TREATMENT OF EXCESS ANNUAL ADDITION MADE IN ERROR

               In the event that (as a result of a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective deferrals or other limited facts and circumstances which the Internal Revenue Service finds to be applicable) an amount would otherwise be allocated which would result in the Annual Addition limitation being exceeded with respect to any Participant, the excess amount shall be eliminated:

               (i) First, by returning to such Participant, to the extent necessary his salary deferral contributions, if any. A return of salary deferral contributions shall include investment gains attributable to such contributions determined as provided in Article 4.8;

               (ii) Second, by holding any excess profit sharing amounts in a Limitation Account and if the limitation is still exceeded with respect to the Participant, a separate Limitation Account shall be maintained with respect to the matching portions of any remaining excess . Any amounts in the Limitation Accounts shall be reallocated among the appropriate Accounts of Eligible Participants of the Member Employer pursuant to Article 5.2 as of the last day of each succeeding Fiscal Year until the excess is exhausted, provided that the Annual Addition limitation with respect to any Participant may not be exceeded in any Limitation Year. No allocation of contributions may be credited to the Accounts of Eligible Participants in succeeding years until such excess has been exhausted.

     5.4  RESTORATION PROCEDURES

          (a)  COMPUTING AMOUNTS

               In the event that a Participant's Account was improperly excluded in any year from an allocation of Member Employer contributions pursuant to
Article 5.2, such Participant's Account shall be restored to its correct status by the addition of amounts that are determined as follows:

               (i) First, an amount will be computed on the same basis as Member Employer contributions that were allocated to the Accounts of other Eligible Participants of such Member Employer under Article 5.2 in each year for which restoration is necessary, and

               (ii) Second, Trust Fund income, gain or loss attributable to amounts that should have been allocated under (i) above will be computed on the same basis as Trust

                                      5-3

Fund income, gain or loss was allocated to other Participants' Accounts under
Article 7 in each year for which restoration is necessary.

          (b)  INCOME, GAIN OR LOSS

               In the event that a Participant's Account was improperly excluded in any year from an allocation of Trust Fund income, gain or loss pursuant to
Article 7, such Participant's Account shall be restored to its correct status by the addition or subtraction of amounts that should have been allocated under
Article 7 in each year for which restoration is necessary.

          (c)  SOURCE OF AMOUNTS

               The Member Employer shall contribute an amount which is necessary to fully restore each improperly excluded Account. No Member Employer contributions shall be allocated pursuant to Article 5.2 to the Account of any Participant until each improperly excluded Account has been fully restored.

     5.5  QUALIFIED MILITARY SERVICE ALLOCATIONS

          Notwithstanding any provisions of this Plan to the contrary, effective as of December 12, 1994, allocations of contributions with respect to qualified military service will be provided in accordance with Code Section 414(u), as added by the Small Business Job Protection Act of 1996.


                                      5-4

                                    ARTICLE 6
                               VESTING OF ACCOUNTS

     6.1  AUTOMATIC VESTING

          The value of a Participant's Account shall be fully vested and nonforfeitable at all times.


     6.2  NO DIVESTMENT

          Except as provided under Article 4.3(b) and Article 6.4, a Participant's vested right shall not be subject to divestment for any reason.

     6.3  AMENDMENT TO VESTING

          Notwithstanding any other provisions of this Article 6, the vested percentage of an individual who was a Participant immediately preceding the effective date of any amendment to the Plan is determined by the provisions of the Plan existing immediately prior to such amendment if such provisions provide a greater vested percentage at any relevant time.

     6.4  LOST PARTICIPANTS

          (a)  PARTICIPANT'S ACCOUNT

               If all or a portion of a Participant's Account becomes payable under Article 9 and the Committee, after a reasonable search, cannot locate the Participant or his Beneficiary (if such Beneficiary is entitled to payment), the vested Account shall:

               (i) Be used to establish an Individual Retirement Account in the Participant's name; or

               (ii) Remain in the Plan for a sufficient period of time so that the Administrative Committee can conduct a reasonable search for the Participant (or Beneficiary if the Beneficiary is entitled to payment) using the methods described in Article 6.4(b). If the Administrative Committee cannot locate the Participant (or Beneficiary) and has received notice from one of the searching organizations that the Participant or Beneficiary is unable to be located, the Participant or Beneficiary shall be deemed to be "lost". The Committee shall direct that the lost Participant's Account be forfeited and reallocated with the profit sharing contribution in accordance with Article 5.2(b) as of the last day of the Fiscal Year in which the Participant or Beneficiary is deemed to be "lost".


                                      6-1

          (b)  SEARCH FOR PARTICIPANTS OR BENEFICIARIES

               The Committee shall make a reasonable attempt to find such a Participant or Beneficiary (if the Beneficiary is entitled to payment) by sending a registered letter, return receipt requested, to the last known address and by securing any assistance available from the Internal Revenue Service and the Social Security Administration or a private search firm, if feasible.

          (c)  RESTORATION

               If an Account is forfeited under this Article 6.4, and the Participant or his Beneficiary subsequently presents a valid claim for benefits to the Committee, the Committee shall cause the vested Account, equal to the amount that was forfeited under this Article 6, to be restored in accordance with the provisions of Article 5.4.


                                      6-2

                                    ARTICLE 7
                       ALLOCATION OF TRUST INCOME OR LOSS

     7.1  DETERMINATION OF NET INCOME

          As of each Valuation Date, the Committee shall determine the net income or loss of the Trust Fund based on a statement from the Trustee of the receipts and disbursements of the Trust Fund since the immediately preceding Valuation Date and of the fair market value of the Trust Fund as of the Valuation Date. If one or more separate investment funds have been established as provided in Article 13, each investment fund shall be valued separately on each Valuation Date and the net income or loss of each investment fund shall be allocated to each Account invested in such investment fund.

     7.2  VALUATION

          As of each Valuation Date and prior to any allocation of contributions to be made as of such Valuation Date, the net income or loss of the General Trust Fund since the immediately preceding Valuation Date, including net appreciation or depreciation and excluding any expenses paid by the Trust, shall be allocated to each Account in the ratio that the value, as of the immediately preceding Valuation Date, of each such Account invested in the General Trust Fund bears to the value, as of the immediately preceding Valuation Date, of all Accounts invested in the General Trust Fund. If one or more separate investment funds have been established, the net income or loss of each fund shall be allocated to each Account invested in such investment fund in proportion to the value of each Account invested in such investment fund as of the immediately preceding Valuation Date. The Committee shall adopt equitable procedures to establish a proportionate crediting of Trust income or loss to those portions of Participants' Accounts in the case of contributions, transfers, rollovers or withdrawals that have occurred in the interim period since the immediately preceding Valuation Date. Amounts held in Limitation Accounts established pursuant to Article 5.3 shall not share in Trust Fund income or loss.

     7.3  VALUATION DATES

          As of January 1,1998, the General Trust Fund, any separate investment funds and any segregated Accounts shall be valued as of the last day of each calendar quarter and as of any other date the Committee directs the Trustee to value the Trust Fund, the separate investment funds and any segregated Accounts, as provided in Article 7.4. Notwithstanding the preceding


                                      7-1
sentence, any Account or portion of an Account invested on a segregated basis or in a separate investment fund may be valued as frequently as daily, provided that the Committee has adopted equitable procedures for valuing such Accounts.

     7.4  SPECIAL VALUATION DATES AT COMMITTEE DISCRETION

          The Committee may direct the Trustee to determine the fair market value of the Trust Fund and may make a determination of Trust income or loss as of any date other than the last day of a Fiscal Year. If the allocation of such Trust income or loss will produce a significant change in the value of Participants' Accounts, and if such valuation shall affect a distribution, then such date shall thereupon be deemed a Valuation Date, and Trust income or loss shall be allocated to Participants' Accounts in accordance with the provisions of Article 7.2.

     7.5  ACCOUNTS TO BE VALUED

          All sub-accounts of all Participants' Accounts shall be valued at each Valuation Date.


                                      7-2

                                    ARTICLE 8
                             PARTICIPANTS' ACCOUNTS

     8.1  SEPARATE ACCOUNTS

          The Committee shall open and maintain a separate Account for each Participant. Each Participant's Account shall reflect the amounts allocated thereto and distributed therefrom and such other information as affects the value of such Account pursuant to this Plan and Trust Agreement. The Committee may maintain records of Accounts to the nearest whole dollar.

     8.2  STATEMENT OF ACCOUNTS

          As soon as practical after each Valuation Date, the Committee shall furnish to each Participant a statement of his Account, determined as of such Valuation Date. Upon the discovery of any error or miscalculation in an Account, the Committee shall correct it, to the extent correction is practically feasible. Statements to Participants are for reporting purposes only, and no allocation, valuation or statement shall vest any right or title in any part of the Trust Fund, nor require any segregation of Trust assets, except as is specifically provided in this Plan and Trust Agreement.

     8.3  VALUATION OF ACCOUNT WHEN PAYMENT DUE

          (a)  ACCOUNTS WHICH ARE NOT SEGREGATED AND NOT VALUED DAILY

               (i)  When employment is terminating and payment is not deferred:

                    (1) The amount of the payment shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding his distribution date plus any contributions subsequently credited to such Account and less any distributions subsequently made from the Account.

               (ii) When employment is not terminating or if payment has previously been deferred, the amount of the payment shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding the date of request for payment plus any contributions subsequently credited to such Account and less any distributions subsequently made from the Account.

               (iii) When employment has terminated and payment has been deferred, the amount of the payment shall be based on the value of the Participant's Account as of the Valuation Date immediately following the date of request for payment.


                                      8-1

          (b) SEGREGATED ACCOUNTS AND SEPARATE INVESTMENT FUND ACCOUNTS VALUED DAILY

               Payment to a Participant shall be based on the value of his segregated Account at the date of distribution. The value of his segregated Account shall be the current fair market value, including any income or loss, of the property constituting such segregated Account. Any payment from a separate investment fund shall be based on the value of the Participant's Account in such separate investment fund at the date of distribution, if the separate investment fund is valued on a daily basis.


                                      8-2

                                    ARTICLE 9
                          DISTRIBUTIONS AND WITHDRAWALS

     9.1  GENERAL

          Benefits under the Plan shall be distributed solely from the Trust. The Member Employers have no liability or responsibility for Plan benefits or for the Trust. No distribution shall be made or commenced prior to the Participant's termination of employment, except as required under Article 9.3(d), as permitted under Articles 16.2 and 16.3, and except for withdrawals in accordance with Article 9.10. Distributions can also be made upon termination of the Plan subject to the provisions of Article 9.11. All distributions from the Plan will be made in accordance with Code Section 401(a)(9) and the regulations thereunder including the transition rules in proposed regulation 1.401(a)(9)-1 and the incidental death benefit requirements of proposed regulation 1.401(a)(9)-2. The provisions of Code Section 401(a)(9) shall override any distribution option under the Plan which might be inconsistent with such provisions.

          A distribution to a Participant shall be made solely from his Account. When a distribution is to be made, his Account shall be valued in accordance with Article 8.3. The amount to be paid to him shall be based on his vested interest as determined in Article 6.

     9.2  ADMINISTRATIVE RULES

          (a)  AUTHORITY

               Distributions shall be made by the Trustee only in accordance with the directions of the Committee. The Committee has the authority to direct the distributions in accordance with the terms and conditions of the Plan and Trust Agreement, but the Committee shall have no power of discretion or consent with regard to a Participant's or Beneficiary's choice of the form or timing of a distribution, except as specifically stated herein or to the extent that the Committee is constrained by the options available under the Plan or by the requirements of law or regulation.

          (b)  CLAIMS

               A Participant, Beneficiary or Alternate Payee has the right to file a claim for benefits as set forth in Article 12.


                                      9-1

     9.3  TIMING OF DISTRIBUTIONS

          (a) CASHOUT OF AMOUNTS OF $3,500 OR LESS ($5,000 BEGINNING ON OR AFTER JANUARY 1, 1998)

               If the Participant's vested Account does not exceed $3,500 ($5,000 beginning on or after January 1, 1998), and at the time of any prior distribution, if any, has not exceeded $3,500 ($5,000 beginning on or after January 1, 1998), distribution shall be made in a lump sum as soon as practicable after the amount can be determined in accordance with Article 8.3.

          (b)  AMOUNTS OVER $3,500 ($5,000 BEGINNING ON OR AFTER JANUARY 1,
1998)

               If the Participant's vested Account does not meet the cashout requirements of Article 9.3(a), the Participant may elect to:

               (i) Commence distributions as soon as administratively feasible after the amount can be determined, or

               (ii) Defer receipt of payments in accordance with (d) below.

               Unless otherwise elected by the Participant under (d) below, the payment of benefits under the Plan to the Participant will begin not later than the 60th day after the end of the Fiscal Year in which the latest of the following occurs:

                    (1) The date on which the Participant attains the earlier of Age 65 or his Normal Retirement Date,

                    (2) The date which is the 10th anniversary of his commencement of participation in the Plan, or

                    (3) The date of termination of his Service with the Employer; However, if the amount of the payment cannot be ascertained and/or the Participant cannot be located by the date required above, payment shall be made within 60 days after all of these facts are known.

               Notwithstanding the foregoing, no payments may be made to a Participant prior to his Normal Retirement Date or his 62nd birthday, whichever is later, if his vested Account does not meet the cashout requirements of Article 9.3(a) unless the written consent of the Participant is obtained by the Committee within the 90-day period prior to commencement of the distribution.

          (c)  INFORMATION AND RIGHTS

               The following applies to the Participant's written consent:


                                      9-2

               (i) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer commencement of the distribution.

               (ii) Notice of the rights specified herein shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such distribution.

               (iii) Written consent of the Participant to the distribution must not be made before the Participant receives the notices and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such distribution.

               (iv) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

               (v) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                    (1) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (2) The Participant, after receiving the notice, affirmatively elects a distribution.

          (d)  DEFERRING DISTRIBUTIONS

               A Participant who meets the requirements of Article 9.3(b) may defer the commencement of a distribution by providing the Committee with a written, signed notice specifying the date of the distribution and the distribution method to be used, provided that:

               (i) No distribution method chosen by the Participant shall provide any payment in an amount less than that required under Article 9.6; and

               (ii) Distributions shall commence no later than the April 1 following the last day of the calendar year in which a Participant attains age 70 1/2. Notwithstanding the preceding, a Participant (other than a 5% Owner) who has attained age 70 1/2 and who is still employed by the Employer must postpone the commencement of distributions until no later than the April 1 following the last day of the calendar year in which he terminates from Service. However, to the extent that the preceding would eliminate the ability of a Participant (other than 5% Owner) to receive a distribution prior to his actual termination from Service after age 70 1/2,


                                      9-3
the preceding sentence shall apply only to the benefits of Employees who attain age 70 1/2 in calendar year 1998 or prior.

     9.4  TREATMENT OF DEFERRED AMOUNTS

          (a)  IN CASH

               Where the distribution of all or any portion of a Participant's Account is to be deferred in the form of cash, the vested portion shall continue to be held and invested as an unsegregated Account of the Trust or as an investment Account in an investment fund pursuant to Article 13.7 subject to revaluation as provided in Article 7. However, at the written request of a Participant or his Beneficiary, such Account shall be transferred to a federally insured savings account, to a certificate of deposit, to a money market certificate or to another similar instrument which is acceptable to the Committee and Trustee and which shall be part of this Trust and subject to all the provisions hereof. Interest earned by any such federally insured savings account, certificate of deposit, money market certificate or similar instrument shall be credited to such Participant's Account.

          (b)  IN KIND

               Where the distribution of all or any portion of a Participant's Account is to be deferred in a form other than cash, the Committee shall direct the Trustee to segregate the deferred portion as of the coincident or next succeeding Valuation Date after revaluation as provided in Article 7. Such property shall thereafter be held for distribution in the manner provided by this Article 9. Such segregated Accounts shall continue as part of the Trust and be subject to all the provisions hereof, and such Accounts shall share in the allocation of Trust income or loss on a segregated basis as provided in
Article 7.

     9.5  METHODS OF DISTRIBUTION

          (a)  METHODS

               Distribution to any Participant who entered the Plan prior to January 1, 1991 (or his Beneficiary, if entitled to payment) shall be made, in whole or in part:

               (i) In a lump sum, in cash, in kind, or in cash and kind provided that in kind distributions shall not include life annuities;

               (ii) In installments, payable at least annually, over a period of years meeting the requirements of Article 9.6;

               (iii) In the form of a nontransferable annuity contract providing for a monthly guaranteed income for a period certain but not for the life of the Participant;


                                      9-4

               (iv) In any combination of the foregoing methods of distribution.

Distributions to any Participant who entered the Plan on or after January 1, 1991 (or his Beneficiary, if entitled to payment) shall be made only in the form of a lump sum payment.

          (b)  PARTICIPANT CHOICE

               The Participant may choose any of the methods described in (a); provided that in the event that the Participant's vested Account meets the cashout requirements of Article 9.3(a), payment will be made in a lump sum.

          (c)  EQUAL VALUE

               All methods of distribution with respect to a Participant or Beneficiary shall be of equal value as of the date payments are to commence.

          (d)  TIMING

               If the amount of a distribution cannot be determined by the date specified under Article 9.3, payment of benefits, retroactive to such date, shall be made or shall begin no later than 60 days after the earliest date on which the amount of the distribution can be determined.

          (e)  IN KIND DISTRIBUTIONS

               In kind distributions shall be (i) made only in a form of investment that was held on behalf of the Participant in a separate investment fund pursuant to Article 13.7 immediately preceding the date of distribution,
(ii) limited to the amount of such investment so held, and (iii) based on the fair market value of the distributable property, as determined by the Trustee at the time of distribution.

     9.6  DISTRIBUTION IN PERIODIC PAYMENTS

          (a)  MINIMUM DISTRIBUTIONS

               If the distribution to a Participant includes periodic payments, the amounts shall be calculated in accordance with the life expectancy of the Participant or life expectancies of the Participant and his Beneficiary, except as provided in (b) below. As provided in Article 9.1, the provisions of Code
Section 401(a)(9) shall govern the minimum amount of distributions payable. For purposes of the computation of minimum distributions, the life expectancy of a Participant and his spouse may be redetermined annually, to the extent permitted by applicable law and regulation.


                                      9-5

          (b)  PRE-TEFRA DESIGNATION

               The provisions of (a) above shall not apply in the case of a Participant who has made a written designation, prior to January 1, 1984, to receive distributions in periodic payments in a manner consistent with the requirements of applicable law, regulations and guidelines as they existed prior to the enactment of TEFRA.

     9.7  DISTRIBUTION UPON DEATH OF PARTICIPANT

          (a)  DISTRIBUTION MADE TO PARTICIPANT'S BENEFICIARY

               The vested portion of a Participant's Account which remains at his death shall be distributed to the Participant's Beneficiary in accordance with the provisions of this Article 9.7.

          (b)  GENERAL RULES

               (i) If distribution to the Participant has commenced as periodic payments and such Participant dies before receiving his entire vested interest, then the remaining undistributed vested interest shall continue to be distributed at least as rapidly as the schedule being used at the Participant's date of death, and

               (ii) If a Participant dies before distributions have commenced, his vested Account shall be distributed within 5 years after the death of the Participant. However, the prior sentence shall not apply with respect to such portion of the Participant's vested Account as is payable to his designated Beneficiary over a period not exceeding the life or life expectancy of such Beneficiary beginning not later than 1 year after the Participant's death (or such later date as prescribed by applicable regulation). In addition:

                    (1) If the Beneficiary is the deceased Participant's surviving spouse, distributions may be deferred until the date on which the Participant would have attained age 70 1/2, and


                    (2) If such surviving spouse dies before receiving any distributions, the provisions of this Article 9.7 shall be applied as if such spouse were the Participant.

               (iii) Notwithstanding the foregoing, if a Participant dies before distributions have commenced and the vested amount in his Account meets the cashout requirements of Article 9.3(a), payment will be made in a lump sum to his Beneficiary.

     9.8  DISTRIBUTIONS TO MINORS OR LEGALLY INCOMPETENTS

          In the case of any distribution to a minor or to a legally incompetent person, the


                                      9-6

Committee may (1) direct the Trustee to make the distribution for his benefit directly to his legal representative or legal guardian, or if none, to a designated relative, to a responsible adult with whom the minor maintains his residence, or to the custodian of such minor under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which the minor resides; or (2) instruct the Trustee to use the distribution directly for his support, maintenance, or education. The Trustee shall not be required to oversee the application, by any third party, of any distributions made pursuant to this Article 9.8. Any such payment to the legal guardian or legal representative, to a designated relative or to a custodian shall fully discharge the Trustee, the Member Employers and the Plan from further liability on account thereof. Distributions made under this Article 9.8 shall be in accordance with the provisions of this Article 9.

     9.9  TAX INFORMATION TO BE PROVIDED

          The Committee shall provide to each Participant, Beneficiary or Alternate Payee who receives an eligible rollover distribution (as defined in Code Section 402(f)), at the time such distribution is made, a written explanation of the (1) provisions under which the distribution will not be subject to tax if timely transferred to an eligible retirement plan, and (2) if applicable, provisions regarding the availability of capital gains and 10-year averaging or 5-year averaging tax treatment of the distribution.

     9.10 IN SERVICE WITHDRAWALS

          (a)  WITHDRAWALS PERMITTED FOR HARDSHIP

               (i)  GENERAL

                    At the request of a Participant, the Committee shall authorize a withdrawal at any time from his Salary Deferral or Rollover Account, provided that authorization for such withdrawal and the amount thereof shall be given only on account of hardship incurred by the Participant which imposes immediate and heavy financial needs which may not reasonably be met by the Participant's other resources. Such withdrawal shall not exceed the amount required to meet the immediate financial need created by the hardship including any taxes or penalties created by such withdrawal. The amount which may be withdrawn from such Participant's Salary Deferral Account shall not exceed the lesser of:

                    (1) The value of his Salary Deferral Account; or

                                      9-7

                    (2) The value of his Salary Deferral Account as of December 31, 1988 plus the total of the salary deferral contributions made for the Participant since December 31, 1988, less any amounts subsequently withdrawn.

               (ii) IMMEDIATE AND HEAVY FINANCIAL NEED

                    A distribution shall be deemed to be due to an immediate and heavy financial need if it is on account of:

                    (1) Medical expenses incurred or anticipated by the Employee or his spouse or other dependent or the need of these persons to obtain medical care;

                    (2) Costs directly related to the purchase (excluding mortgage payments) of the Employee's principal residence;

                    (3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee or his spouse or dependents;

                    (4) The need to prevent the eviction from or the foreclosure on the mortgage of the Employee's principal residence;

                    (5) Payment of funeral expenses of a family member of the Participant; or

                    (6) Such other needs to be added by the Commissioner of Internal Revenue.

               (iii) DISTRIBUTION NECESSARY TO SATISFY FINANCIAL NEED

                    A distribution shall be treated as necessary to satisfy a financial need if the Employee represents that the need cannot be relieved:

                    (1) Through reimbursement or compensation by insurance or otherwise;

                    (2) By liquidation of the Employee's assets to the extent that such liquidation would not cause an immediate and heavy financial need;

                    (3) By cessation of elective contributions under the Plan;
or

                    (4) By other distributions or loans from this Plan or any other plan or by borrowing from commercial sources on reasonable terms unless the effect of such loan would be to increase the amount of the need.

               (b)  WITHDRAWALS NOT PERMITTED FOR NON-HARDSHIP REASONS

                    No withdrawals from the Plan are permitted for reasons other than hardship.


                                      9-8

               (c)  CONSENT REQUIRED

                    All withdrawals are subject to written Participant consent to the extent required by applicable law and regulation.

               (d)  WITHDRAWAL CHARGED TO PARTICIPANT'S ACCOUNT

                    The Committee shall direct the Trustee to make a distribution to a Participant of the amount which such Participant is eligible to withdraw, and the amount of such withdrawal shall be charged by the Committee against the Salary Deferral or Rollover Accounts of the Participant. Withdrawals under this Article 9.10 will be charged against the Participant's Salary Deferral or Rollover Account as of the specified date of withdrawal, but no interest or other income credit shall accrue with respect to such amounts to be withdrawn on account of any period elapsing between the withdrawal date and the actual date of payment for Accounts which are not segregated or valued daily.

               (e)  COMMITTEE ESTABLISHES RULES

                    The Committee has the power to establish uniform and nondiscriminatory rules and from time to time to modify or change such rules governing the manner and method by which in service withdrawals may be made.

     9.11 LIMITATIONS ON DISTRIBUTIONS UPON PLAN TERMINATION

          Distributions of a Participant's Salary Deferral and Non-Elective Accounts (and Rollover Account to the extent such Rollover Account is attributable to a Participant's elective contributions, qualified nonelective contributions or qualified matching contributions under Regulation Section 1.401(k)-1(g)) upon termination of the Plan shall not commence prior to the Participant's termination of employment or his attainment of age 59 1/2 except for hardship withdrawals in accordance with Article 9.10, unless payment is made in a lump sum and (i) no successor defined contribution plan (as defined in IRS regulations) is adopted; (ii) the only successor plan (as defined in IRS regulations) is an ESOP as defined in Code Section 4975(e)(7); or (iii) the distribution is:

                    (1) After the date of sale of all Member Employer assets used in its trade or business to a non-Affiliated Employer by whom the Participant is still employed;

                    (2) After the date of sale of an incorporated Affiliated Employer's interest in a subsidiary by whom the Participant is employed; or

                    (3) Otherwise permitted by applicable law and regulations.


                                      9-9

          For purposes of this Article 9.11, the term Affiliated Employer means any employer that is part of a controlled group or an affiliated service group (as defined in Code Sections 414(b), (c) or (m)) which includes the Member Employer.

     9.12 DIRECT ROLLOVERS

          (a)  IN GENERAL

               Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article 9, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b)  DEFINITIONS PERTAINING TO DIRECT ROLLOVERS

               (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee' s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

               (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an annuity plan described in Section 403(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order are distributees with regard to the interest of the spouse or former spouse.


                                      9-10

               (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by distributee.


                                      9-11

                                   ARTICLE 10
                                     SERVICE

         10.1     DEFINITIONS

                  (a) "SERVICE" means an Employee's total period of employment with the Employer, including service with a predecessor entity. Throughout this Article 10, Employer shall include an Associated Employer and any predecessor entity.

                  (b)      "HOUR OF SERVICE" means:

                           (i)      Each hour for which an Employee is paid,
or entitled to payment, for the performance of duties for the Employer.

                           (ii)     Each hour for which an Employee is paid,
or entitled to payment, by the Employer on account of a period of time during which no duties are performed regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided that no Hours of Service shall be credited to an Employee:

                                    (1)     For a period during which no
duties are performed if payment is made or due under a plan maintained solely for purpose of complying with applicable workers compensation, unemployment compensation, or disability insurance laws;

                                    (2)     On account of any payment made or
due an Employee solely as reimbursement for medical or medically related expenses incurred by the Employee.

                           (iii)    Each hour not otherwise credited under
the Plan for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer. Such hours are to be credited to the period or periods to which the award or agreement pertains. If this provision results in an Employee becoming an Eligible Participant for a Fiscal Year in which he was not otherwise an Eligible Participant under
Article 5, the Committee shall establish equitable procedures for determining and allocating any resulting amounts to such Employee's Account.

                           (iv)     Solely for purposes of determining
whether a Break in Service has occurred for purposes of Article 6, each hour not otherwise credited under the Plan that would have been credited if the Employee had not been absent:

                                    (1)     By reason of pregnancy or the
birth of a child of the Employee;

                                    (2)     By reason of the placement of a
child with the Employee in connection with his adoption of such child; or

                                       10-1

                                    (3)     For purposes of caring for any
such child for a period beginning immediately following such birth or placement.

                                    In any case in which the Employer is
unable to determine the number of hours which would otherwise normally have been credited to such Employee (but for such absence), such individual shall be credited with 8 Hours of Service for each day of such absence. The hours described in this Article 10.l(b)(iv) shall be treated as Hours of Service only in the Eligibility Computation Period in which the absence from work begins if the Employee would thereby be prevented from incurring a Break in Service in such Eligibility Computation Period or, in any other case, in the next following Eligibility Computation Period.

                           (v)      Each hour for any period during which an
Employee is not paid but is on an approved leave of absence, military duty or is temporarily laid off, provided that the Employee:

                                    (1)     Returns to the employ of the
Employer immediately after the expiration of the leave or layoff, or in the case of military duty, within 120 days or such longer period as may be prescribed by applicable law, after first becoming eligible for military discharge, and

                                    (2)     Remains in the employ of the
Employer for at least 30 days after such return, or

                                    (3)     Fails to return or remain
employed as provided above by reason of his death, Disability or Normal Retirement.

                                    Hours credited for such periods shall be
based on a 40-hour week or, if different, on the Employee's normally scheduled hours per week. However, if the Employee fails to return to the employ of the Employer or to remain in the employ of the Employer for at least 30 days after his return for reasons other than his death, Disability or Normal Retirement, then his original leave date shall be deemed to be his termination date.

                           (vi)     No more than 501 Hours of Service shall
be credited under Article 10.l(b), subsections (ii), (iii), (iv) or (v) to an Employee on account of any single continuous period of time during which the Employee performs no duties for the Employer.

         10.2     CREDITING OF HOURS SUBJECT TO DOL REGULATION

                  The calculation of the number of Hours of Service to be credited under Article 10.1(b), subsections (ii) and (iii) for periods during which no duties are performed, and the crediting of such Hours of Service to periods of time for purposes of computations under the Plan, shall be determined by the Committee in accordance with the rules set forth in the


                                       10-2

Department of Labor Regulation Section 2530-200b-2, paragraphs (b) and (c), which rules shall be consistently applied with respect to all employees within the same job classifications.

         10.3     HOURS OF SERVICE EQUIVALENCY

                  Hours of Service for Employees under Article 10.1(b), subsections (i), (ii) and (iii) shall be determined by crediting each Employee with 190 Hours of Service for each month in which the Employee would have been credited with at least 1 Hour of Service under Article 10.l(b), subsections (i), (ii) or (iii). However, for classes of Employees paid on an hourly basis and for Employees for whom records of hours are maintained, Hours of Service under Article 10.1(b), subsections (i), (ii) and (iii) shall be determined on the basis of hours for which Plan Compensation is paid or due.

         10.4     QUALIFIED MILITARY SERVICE CREDITED

                  Notwithstanding any provisions of this Plan to the contrary, effective as of December 12, 1994, Service credit with respect to qualified military service will be provided in accordance with Code Section 414(u), as added by the Small Business Job Protection Act of 1996.


                                       10-3

                                   ARTICLE 11
                            FIDUCIARY RESPONSIBILITY

         11.1     NAMED FIDUCIARIES

                  The authority to control and manage the operation and administration of the Plan shall be allocated as provided in this Plan and Trust Agreement between the Member Employers, the Committee and the Trustee, all of whom are named fiduciaries under ERISA.

                  In addition, procedures for the appointment of another fiduciary, an investment manager, are set forth in Article 13.5.

         11.2     FIDUCIARY STANDARDS

                  Each fiduciary shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries as follows:

                  (1) For the exclusive purpose of providing benefits to Participants and their Beneficiaries;

                  (2) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (3) By diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                  (4)      In accordance with this Plan and Trust Agreement.

         11.3     FIDUCIARIES LIABLE FOR BREACH OF DUTY

                  A fiduciary shall be liable, as provided in ERISA, for any breach of his fiduciary responsibilities. In addition, a fiduciary under this Plan shall be liable for a breach of fiduciary responsibility of another fiduciary under this Plan as provided under ERISA Section 405.

         11.4     FIDUCIARY MAY EMPLOY AGENTS

                  Any person or group of persons may serve in more than one fiduciary capacity with regard to the Plan. A fiduciary other than the Trustee may, with the consent of the Sponsoring Employer, employ one or more persons to render advice and assistance with regard to any function such fiduciary has under the Plan. The expenses of such persons shall be paid by the Trust if not paid by the Member Employers.

                                       11-1

         11.5     AUTHORITY OUTLINED

                  (a)      SPONSORING EMPLOYER AUTHORITY

                           The Sponsoring Employer has the authority to amend
and terminate the Plan with approval of its Board of Directors, to appoint and remove members of the Committee and to appoint and remove a Trustee.

                  (b)      COMMITTEE AUTHORITY

                           The Committee has the authority to:

                           (i)      Allocate the Member Employers'
Contributions;

                           (ii)     Establish rules pertaining to salary
deferral contributions and their suspension and withdrawals;

                           (iii)    Determine the amount and allocation of
the Trust income or loss;

                           (iv) Direct the Trustee with respect to additional valuations;

                           (v) Maintain separate Accounts for Participants;

                           (vi) Furnish, and correct errors in, statements of
Accounts;

                           (vii) Direct the Trustee with respect to the
method, timing and media of distributions pursuant to Article 9;

                           (viii)   Direct the segregation of assets;

                           (ix) Direct distribution of the interests of
                     incompetent persons and minors;

                           (x) Construe the Plan and Trust Agreement and
determine questions thereunder;

                           (xi) Establish a funding policy;

                           (xii) Appoint and delegate duties to an investment
manager;

                           (xiii) Employ advisors and assistants; and

                           (xiv) Direct the Trustee with respect to its
duties and investments. The Committee is the Plan Administrator and has the additional duties outlined in Article 11.7. Article 12 further describes the authority and duties of the Committee.

                  (c)      TRUSTEE AUTHORITY

                           The Trustee has the authority to establish the
fair market value of the Trust Fund, to value segregated Accounts and Accounts held in separate investment funds, to employ advisors, agents and counsel, to hold the Trust assets and to render accounts of its administration of the Trust. Article 14 further describes the authority and duties of the Trustee.

                                       11-2

         11.6     FIDUCIARIES NOT TO ENGAGE IN PROHIBITED TRANSACTIONS

                  A fiduciary shall not cause the Plan to engage in a transaction if he knows or should know that such transaction constitutes a prohibited transaction under ERISA Section 406 or Code Section 4975, unless such transaction is exempted under ERISA Section 408 or Code Section 4975.

         11.7     DUTIES OF PLAN ADMINISTRATOR

                  The Committee is the Plan Administrator under ERISA and shall have the duty and authority to comply with those reporting and disclosure requirements of ERISA and the Code which are specifically required of the Plan Administrator. The Plan Administrator is the agent for the service of legal process. The Plan Administrator shall keep on file a copy of this Plan and Trust Agreement, including any subsequent amendments, all annual and interim reports of the Trustee and the latest annual report required under Title I of ERISA for examination by Participants during business hours. The Plan Administrator hereby specifically delegates to the Trustee the responsibility for income tax withholding, and to withhold the appropriate amount, if any, from any payment made from the Trust to a Participant, Beneficiary or Alternate Payee under the provisions of applicable law and regulation. The Plan Administrator shall furnish the Trustee with all information necessary to such withholding function, as set forth in regulations, or, if such information is not provided the Trustee, the Plan Administrator shall assume all relevant liability.

                                      11-3

                                   ARTICLE 12
                            ADMINISTRATIVE COMMITTEE

         12.1     APPOINTMENT OF ADMINISTRATIVE COMMITTEE

                  The Sponsoring Employer shall appoint an Administrative Committee to manage and administer this Plan in accordance with the provisions hereof, each member to serve for such term as the Sponsoring Employer may designate or until a successor member has been appointed or until removed by the Sponsoring Employer. Vacancies due to resignation, death, removal or other cause shall be filled by the Sponsoring Employer. Members shall serve without compensation for Committee service. All reasonable expenses of the Committee shall be paid by the Member Employers, or if not paid by the Member Employers, the Committee may direct that such expenses be paid from the Trust; provided that only reasonable administrative expenses of the Committee may be paid from the Trust.

         12.2     COMMITTEE OPERATING RULES

                  The Committee shall act by agreement of a majority of its members, either by vote at a meeting or in writing without a meeting. By such action, the Committee may authorize one or more members to execute documents on its behalf and direct the Trustee in the performance of its duties hereunder. The Trustee, upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Committee. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee unless notified in writing. A member of the Committee, who is also a Participant hereunder, shall not vote or act upon any matter relating solely to himself. In the event of a deadlock or other situation which prevents agreement of a majority of the Committee members, the matter shall be decided by the Sponsoring Employer.

         12.3     COMMITTEE AUTHORITY

                  The Committee has full discretionary authority and duty to administer and interpret the Plan and do all things necessary or convenient to effect the intent and purpose of this Plan, whether or not such authority and duties are specifically set forth herein. Not in limitation but in amplification of the foregoing, the Committee shall have the discretionary authority to determine eligibility for participation and benefits under the Plan, to construe the Plan and Trust Agreement and to determine all questions that shall arise hereunder, including,

                                       12-1
particularly, directions to and questions submitted by the Trustee on all matters necessary for it to discharge its power and duties properly. The Committee may delegate its discretionary authority and such duties and responsibilities as it deems appropriate to facilitate day-to-day administration of the Plan. Decisions of the Committee made in good faith upon any matters within the scope of its authority shall be final and binding on the Employer, the Trustee, Participants, their Beneficiaries and all others. The Committee shall at all times act in a uniform and nondiscriminatory manner in making and carrying out its decisions and directions, and may from time to time prescribe and modify uniform rules of interpretation and administration. The Committee is the Plan Administrator and has the duties outlined in Article 11.7.

         12.4     COMMITTEE TO ESTABLISH FUNDING POLICY

                  The Committee shall establish a funding policy for the Trust Fund bearing in mind both the short-run and long-run needs and goals of the Plan. The Committee shall review such policy prior to the end of each Fiscal Year for its appropriateness under the circumstances then prevailing. The funding policy shall be communicated to the investment manager of the Trust Fund, if one has been appointed, so that the investment policy of the Trust Fund can be coordinated with Plan needs.

         12.5     COMMITTEE MAY RETAIN ADVISORS

                  With the approval of the Sponsoring Employer, the Committee may from time to time or on a continuing basis, retain such agents or advisors including, specifically, attorneys, accountants, actuaries, investment counsel, consultants and administrative assistants, as it considers necessary to assist it in the proper performance of its duties. The expenses of such agents or advisors shall be paid by the Member Employers, or, if not paid by the Member Employers, the Committee may direct that such expenses be paid from the Trust Fund; provided that only reasonable expenses of administering the Trust may be paid from the Trust.

         12.6     CLAIMS PROCEDURE

                  (a)      CLAIM MUST BE SUBMITTED WITHIN 60 DAYS

                           The Committee shall determine Participants',
Alternate Payees' and Beneficiaries' rights to benefits under the Plan. In the event of a dispute over benefits, a Participant, Beneficiary or Alternate Payee may file a written claim for benefits with the Committee, provided that such claim is filed within 60 days of the date the Participant, Beneficiary or Alternate Payee receives notification of the Committee's determination.

                                       12-2

                  (b)      REQUIREMENTS FOR NOTICE OF DENIAL

                           If a claim is wholly or partially denied, the
Committee shall provide the claimant with a notice of denial, written in a manner calculated to be understood by the claimant, setting forth:

                           (i)      The specific reason for such denial;

                           (ii)     Specific references to the pertinent plan
provisions on which the denial is based;

                           (iii)    A description of any additional material
or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary; and

                           (iv)     Appropriate information as to the steps
to be taken if the claimant wishes to submit his or her claim for review.

                           The notice of denial shall be given within a
reasonable time period but no later than 90 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If such extension is required, written notice shall be furnished to the claimant within 90 days of the date the claim was filed stating the special circumstances requiring an extension of time and the date by which a decision on the claim can be expected, which shall be no more than 180 days from the date the claim was filed. If no notice of denial is provided as herein described, the claimant may appeal the claim as though the claim had been denied.

                  (c)      CLAIMANT'S RIGHTS IF CLAIM DENIED

                           The claimant and/or his representative may appeal
the denied claim and may:

                           (i) Request a review upon written application to
the Committee;

                           (ii) Review pertinent documents; and

                           (iii) Submit issues and comments in writing;
provided that such appeal is made within 60 days of the date the claimant receives notification of the denied claim.

                  (d)      TIME LIMIT ON REVIEW OF DENIED CLAIM

                           Upon receipt of a request for review, the
Committee shall provide written notification of its decision to the claimant stating the specific reasons and referencing specific plan provisions on which its decision is based, within a reasonable time period but not later than 60 days after receiving the request, unless special circumstances require an extension for processing the review. If such an extension is required, the Committee shall notify the claimant

                                      12-3
of such special circumstances and of the date, no later than 120 days after the original date the review was requested, on which the Committee will notify the claimant of its decision.

                  (e)      NO LEGAL RECOURSE UNTIL CLAIMS PROCEDURE EXHAUSTED

                           In the event of any dispute over benefits under
this Plan, all remedies available to the disputing individual under this
Article 12.6 must be exhausted before legal recourse of any type is sought.

         12.7     COMMITTEE INDEMNIFICATION

                  To the fullest extent permitted by law, the Member Employers agree to indemnify, to defend, and hold harmless the members of the Committee, individually and collectively, against any liability whatsoever for any (1) action taken or omitted by them in good faith in connection with this Plan and Trust or their duties hereunder, and (2) expenses or losses for which they may become liable as a result of any such actions or non-actions, unless resultant from their own willful misconduct. The Member Employers may purchase insurance for the Committee to cover any of their potential liabilities with regard to the Plan and Trust.

                                       12-4

                                   ARTICLE 13
                              INVESTMENTS AND LOANS


         13.1     INVESTMENT AUTHORITY

                  The Committee is hereby granted full power and authority to direct the Trustee to invest and reinvest the Trust Fund or any part thereof in accordance with the standards set forth in Article 11. Without limiting the generality of the foregoing, the Committee may direct the Trustee to invest in bonds, notes, mortgages, commercial or federal paper, preferred stock, common stock, or other securities, rights, obligations or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts, or shares or certificates of participation in commingled funds established by the Trustee. The Committee may direct the Trustee to acquire and hold common or preferred stock issued by the Employer if such stock, at the time of acquisition by the Trustee, constitutes no more than 100% of the fair market value of the Trust assets.

         13.2     USE OF MUTUAL OR COMMINGLED FUNDS PERMITTED

                  The Committee may direct the Trustee to cause any part or all of the assets of this Trust to be invested in mutual funds; or commingled with the assets of similar Trusts qualified under Code Sections 401(a) and 501(a) by causing such assets to be invested as part of a common fund of the Trustee or other fiduciary. To the extent that Trust assets are invested in any collective investment fund established and maintained by the Trustee for which the Trust is eligible, the declaration of trust establishing such funds is hereby adopted. Any assets of the Trust that are invested in any such fund will be held and administered by the Trustee under the terms of the fund's governing instrument.

         13.3     TRUSTEE MAY HOLD NECESSARY CASH

                  The Committee may authorize the Trustee to hold in a cash or cash equivalent account such portion of the Trust Fund as may be deemed necessary for the ordinary administration of the Trust and disbursement of funds. Such funds may be deposited in any bank or savings and loan institution subject to the rules and regulations governing such deposits.

         13.4     TRUSTEE TO ACT UPON COMMITTEE INSTRUCTION

                  The Trustee shall make investments promptly upon receiving instructions from the Committee, and shall retain such investments until instructed differently by the Committee.

                                       13-1

The Trustee shall comply promptly with instructions from the Committee to sell, convey, exchange, transfer, pledge, mortgage or otherwise dispose of or encumber any real or personal property held by it. To the extent permitted by law, the Trustee shall not be liable for the making of any investment at the direction of the Committee, for the retention of any such investment in the absence of directions from the Committee to dispose of it, or for the disposal or encumbrance of any investment at the direction of the Committee.

         13.5     APPOINTMENT OF INVESTMENT MANAGER

                  The power of the Committee to direct, control or manage the investment of the Trust Fund may be delegated to an investment manager appointed by the Committee. Such investment manager, if appointed, must acknowledge in writing that he is a fiduciary with respect to the Trust Fund and shall then have the power to manage, acquire, or dispose of any asset of the Trust Fund. An investment manager must be (1) a registered investment advisor under the Investment Advisors Act of 1940; (2) a bank, as defined in that Act; or (3) an insurance company qualified to perform such services under the laws of more than one state. If an investment manager has been appointed, the Trustee shall neither be liable for acts or omissions of such investment manager nor be under any obligation to invest or otherwise manage any asset of the Trust Fund. The Committee shall not be liable for any act or omission of the investment manager in carrying out such responsibility except to the extent that the Committee violated Article 11.2 of this Plan and Trust Agreement with respect to:

                  (1)      Such designation,

                  (2) The establishment or implementation of the procedures for the designation of an investment manager, or

                  (3) Continuing the designation, in which case the Committee would be liable in accordance with Article 11.3.

         13.6     NO LOANS PERMITTED

                  No loans to a Participant or Beneficiary from any portion of the Participant's Account shall be permitted.

         13.7     SEPARATE INVESTMENT FUNDS

                  (a)      COMMITTEE MAY ESTABLISH SEPARATE FUNDS

                           The Committee may, in its sole discretion, direct
the Trustee to create one or more separate investment funds, having such different specific investment objectives as the

                                      13-2

Committee shall from time to time determine provided that one fund shall be a money market fund. The Committee may direct the Trustee to create an investment fund which is made up of Employer stock, and if such an investment fund is created, Participants shall be given the right to vote the shares of such investment fund. The Committee shall develop policies, procedures and guidelines as to how this investment fund shall be operated. The Committee shall determine and may from time to time redetermine the number of investment funds and the specific objectives of said funds and the investments or kinds of investments which shall be authorized therefor.

                  (b)      PARTICIPANT DIRECTION PERMITTED

                           Each Participant has the right to instruct the
Committee to direct the Trustee in writing or by electronic media in accordance with currently acceptable regulations or guidance issued by the U.S. Department of Labor and/or Internal Revenue Service to invest his Profit Sharing, Salary Deferral, Matching, Non-Elective or Rollover Accounts in one or more separate investment funds, provided, however, that such right to direct investments among investment funds shall apply on a nondiscriminatory basis to all Participants who meet the requirements established by the Committee, and further provided that if any Participant fails to make a direction pursuant to this Article 13 as to all or any part of such Account, the undirected portion of a Participant's Account shall be invested in the money market fund. Such directed investment Account shall be valued separately by the Trustee under the provisions of Article 7.

                  (c)      COMMITTEE TO ESTABLISH RULES

                           The Committee may at any time make such uniform
and nondiscriminatory rules as it determines necessary regarding the administration of this directed investment option. The Committee shall develop and maintain rules governing the rights of Participants to change their investment directions and the frequency with which such changes can be made.

                                       13-3

                                   ARTICLE 14
                                     TRUSTEE


         14.1     TRUSTEE GOVERNING TERMS EFFECTIVE JANUARY 1, 1998

                  The provisions outlined in this Article 14 shall only be in force through December 31, 1997, after which date the provisions of the Trust Agreement for MasterPlan of Columbia Trust Company, an Oregon banking corporation, attached hereto as Appendix A, shall prevail.

         14.2     TRUSTEE DUTIES

                  The duties of the Trustee shall be confined to receiving and paying funds of the Trust, safeguarding and valuing Trust assets, investing and reinvesting the Trust Funds, as provided in Article 13, and carrying out the directions of the Committee or of the investment manager if one has been appointed pursuant to Article 13.5. The directions of the Committee shall be in writing and bear the signature of one or more members designated as its authorized signator or signators, as provided in Article
12.2. The directions of an investment manager shall be in writing or in such other form as is acceptable to the Trustee. The Sponsoring Employer may, however, authorize the Trustee to act with respect to any specific matter or class of matters by delivering to the Trustee a certified copy of a resolution authorizing the Trustee so to act. The signature of one Trustee shall be binding upon all co-Trustees.

         14.3     INDICIA OF OWNERSHIP MUST BE IN UNITED STATES

                  The Trustee shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States, except as authorized by regulations issued by the U.S. Department of Labor.

         14.4     PERMISSIBLE TRUSTEE ACTION

                 In the discharge of its duties, the Trustee has all the powers, authority, rights and privileges of an absolute owner of the Trust Fund and, not in limitation of but in amplification of the foregoing, may (i) receive, hold, manage, invest and reinvest, sell, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust Fund;
(ii) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges and register in the name of a nominee any securities in the Trust Fund;

                                      14-1

(iii) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose by judicial proceedings or otherwise or defend against the same, any obligations or claims in favor of or against the Trust Fund;
(iv) exercise options, employ agents; and, (v) whether herein specifically referred to or not, do all such acts, take all such actions and proceedings and exercise all such rights and privileges as if the Trustee were the absolute owner of any and all property in the Trust Fund. The Trustee has no authority or duty to determine the amount of the Member Employer contribution or to enforce the payment of any Member Employer contribution to it.

         14.5     TRUSTEE'S FEES FOR SERVICES AND ADVISORS RETAINED

                  The Trustee's fees for its services as Trustee shall be an amount mutually agreed upon by the Sponsoring Employer and the Trustee, and such fees shall be paid by the Member Employers, with the exception that individual Trustees shall serve without compensation for their service as such. However, with the approval of the Sponsoring Employer, the Trustee may from time to time or on a continuing basis, retain such agents or advisors, including specifically accountants, attorneys, investment counsel and administrators, as they consider necessary to assist them in the proper performance of their duties. The expenses of such agents or advisors and all other expenses of the Trustee shall be paid by the Member Employers. If such expenses remain unpaid by the Member Employers for a period of 60 days after an appropriate billing is mailed by the Trustee to the Member Employers, the Trustee shall be entitled to charge such fees and expenses to the Trust Fund.

         14.6     QUARTERLY ACCOUNTING AND ASSET VALUATION

                  Effective as of January 1, 1998, within 60 days or within a reasonable period following the close of each calendar quarter, the Trustee shall render to the Sponsoring Employer an accounting of its administration of the Trust during the preceding valuation period. The Trustee shall also report to the Committee regarding determinations of the value of the Trust Fund, as provided in Article 7.1 and Article 7.2. Notwithstanding any other provisions of this Agreement, if the Trustee finds that the Trust Fund consists, in whole or in part, of property not traded freely on a recognized market or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee, the Trustee shall request the Committee to instruct the Trustee as to the fair market value of such property for all purposes under the Plan and Trust Agreement. In such event, the fair market value placed upon such property by the Committee in its instructions to the Trustee shall be conclusive and binding. If the Committee shall fail or refuse to instruct the Trustee as to the fair market value of such property within a

                                      14-2
reasonable time after receipt of the Trustee's request so to do, the Trustee shall take such action as is required to ascertain the fair market value of such property including the retention of such counsel and independent appraisers as it considers necessary; and in such event the fair market value so determined shall be conclusive and binding.

         14.7     TRUSTEE REMOVAL OR RESIGNATION

                  The Trustee may resign at any time upon 30 days written notice to the Sponsoring Employer and the Committee or such shorter period as may be agreeable to the Sponsoring Employer. Upon receipt of instructions or directions from the Sponsoring Employer or the Committee with which the Trustee is unable or unwilling to comply, the Trustee may resign upon written notice to the Sponsoring Employer and the Committee, given within a reasonable time under the circumstances then prevailing. After its resignation, the Trustee shall have no liability to the Member Employers, the Committee, or any person interested herein for failure to comply with any instructions or directions. The Sponsoring Employer may remove the Trustee without cause at any time upon 30 days written notice. In case of resignation or removal of the Trustee, the Trustee shall have the right of a settlement of its accounts, which may be made at the option of the Trustee, either by judicial settlement in an action in a court of competent jurisdiction or by agreement of settlement between the Trustee and the Sponsoring Employer. The Trustee shall not be required to transfer assets of the Trust Fund to a successor Trustee under Article 14.8 or otherwise until its accounts have been settled.

         14.8     APPROVAL OF TRUSTEE ACCOUNTING

                  The written approval of any Trustee accounting by the Sponsoring Employer or Committee shall be final as to all matters and transactions stated or shown therein and binding upon the Member Employers, Committee, and all persons who then shall be or thereafter shall become interested in this Trust. Failure of the Sponsoring Employer or Committee to notify the Trustee of its disapproval of an accounting within 90 days after it has been received shall be the equivalent of written approval.

         14.9     TRUST NOT TERMINATED UPON TRUSTEE REMOVAL OR RESIGNATION

                  Resignation or removal of the Trustee shall not terminate the Trust. If the Trustee has died, resigned or been removed, the Sponsoring Employer shall appoint a successor Trustee. In the event of the death, resignation or removal of a Trustee and the failure of the Sponsoring Employer to appoint a successor within 30 days as herein provided, the remaining Trustees may

                                       14-3
by unanimous vote either select a successor Trustee or choose to function without filling such vacancy. Any such successor Trustee shall have all the powers and duties herein conferred upon the former Trustee. The title to all Trust property shall automatically vest in a successor Trustee without the execution or filing of any instrument or the doing of any act, but the former Trustee shall, nevertheless, execute all instruments and do all acts which would otherwise be necessary to vest such title in any successor. The appointment of a successor Trustee may be effected by amendment to this Trust Agreement or by a resolution of the Board of Directors of the Sponsoring Employer, with the agreement of the successor Trustee to act as such being evidenced by its execution of such amendment or acceptance of such Board resolution.

         14.10    TRUSTEE MAY CONSULT WITH LEGAL COUNSEL

The Trustee may consult with legal counsel (who may or may not be counsel to a Member Employer) concerning any question which may arise with reference to its duties under this Plan and Trust Agreement.

         14.11    TRUSTEE NOT REQUIRED TO VERIFY IDENTIFICATION OR ADDRESSES

                  The Trustee shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Plan and Trust Agreement and shall be entitled to withhold making payments until the identity and mailing address of any person entitled to benefits are certified by the Committee. In the event that any dispute shall arise as to the identity or rights of persons entitled to benefits hereunder, the Trustee may withhold payment of benefits until such dispute has been determined by a court of competent jurisdiction or shall have been settled by written stipulation of the parties concerned.

         14.12    INDIVIDUAL TRUSTEE RULES

                  The action of individual Trustees shall be determined by the vote or other affirmative expression of the majority thereof, and they shall designate one of their members to keep a record of their decision on matters to be determined hereunder and of all dates, documents and other matters pertaining to their administration of this Trust. However, no Trustee who is a Participant shall vote on any action relating specifically to himself, and in the event the remaining Trustees by majority vote thereof are unable to come to a determination of any such question, the matter shall be decided by the Sponsoring Employer.

                                      14-4

         14.13    INDEMNIFICATION OF TRUSTEE AND INSURANCE

                  To the fullest extent permitted by law, the Member Employers agree to indemnify, to defend, and to hold harmless the Trustee , individually and collectively, against any liability whatsoever for any action taken or omitted by such Trustee in good faith in connection with this Plan and Trust or duties hereunder and for any expenses or losses for which the Trustee may become liable as a result of any such actions or non-actions unless resultant from willful misconduct. The Member Employers may purchase insurance for the Trustees to cover any of their potential liabilities with regard to the Plan and Trust.

         14.14    INCOME TAX WITHHOLDING

                  In making payments from the Trust, the Trustee shall be liable for withholding of federal income tax, and required state income tax, and shall withhold the appropriate amount of tax, if any, as provided by applicable law and regulation, from any payment made to a Participant, Beneficiary or Alternate Payee, unless the Committee does not provide the Trustee with the necessary information as set forth in regulations, in which case the Committee shall assume all relevant liability.

                                       14-5

                                   ARTICLE 15
                        AMENDMENT, TERMINATION AND MERGER

         15.1     TRUST IS IRREVOCABLE

                  The Trust shall be irrevocable but shall be subject to amendment and termination as provided in this Article 15.

         15.2     SPONSORING EMPLOYER MAY AMEND PLAN AND TRUST AGREEMENT

                  The Sponsoring Employer reserves the right to amend this Plan and Trust Agreement to any extent and in any manner that it may deem advisable by action of its Board of Directors. The Member Employers, the Trustee, all Participants, their Beneficiaries and all other persons having any interest hereunder shall be bound by any such amendment; provided, however, that no amendment shall:

                           (1)      Cause or permit any part of the principal
or income of the Trust to revert to the Employer or any Associated Employer or to be used for, or be diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries except as permitted by ERISA;

                           (2)      Change the duties or liabilities of the
Trustee without its written assent to such amendment;

                           (3)      Adversely affect the then accrued
benefits of any Participants; or

                           (4)      Eliminate an optional form of
distribution for Account balances accrued before such amendment, except as allowed under the Code. No optional form of distribution for Account balances that are accrued before such amendment shall be eliminated if it existed as of the later of the adoption date of such amendment or the amendment's effective date.

         15.3 SPONSORING EMPLOYER MAY TERMINATE PLAN/MEMBER EMPLOYERS MAY DISCONTINUE MATCHING AND/OR PROFIT SHARING CONTRIBUTIONS

The Sponsoring Employer has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely, and that it will be able to make its matching and profit sharing contributions indefinitely, but a Member Employer shall be under no obligation to continue its matching and/or profit sharing contributions and the Sponsoring Employer shall be under no obligation to maintain the Plan for any given length of time and may, in its sole discretion, completely discontinue its matching and/or profit sharing contributions or terminate

                                      15-1
the profit sharing and/or salary deferral portions of the Plan at any time without any liability whatsoever. In the event of the earlier of (1) the termination of this Plan, or (2) the complete discontinuance of matching and/or profit sharing contributions by a Member Employer hereunder, the full value of the applicable Accounts of all Participants of the terminated portion or portions of the Plan shall remain fully vested and nonforfeitable. In the event of partial termination of the Plan, the full value of the applicable Accounts of the Participants involved in the partial termination shall remain fully vested and nonforfeitable.

         15.4     TIMING OF PLAN TERMINATION

                  The Plan shall terminate:

                  (a)      BY WRITTEN NOTICE

                           Upon the date specified in a written notice of
such termination, executed by the Sponsoring Employer and delivered to the Trustee; or

                  (b)      WHEN THE PURPOSE OF THE TRUST IS ACCOMPLISHED

                           Upon the earlier of (i) the complete
accomplishment of all purposes for which the Plan and Trust was created, or
(ii) the death of the last person entitled to receive any benefits hereunder who is living at the date of execution of the Plan and Trust Agreement. However, if, upon the death of such last survivor, the Trust may continue for a longer period without violation of any law of the jurisdiction to which the Trust is subject, the Trust shall continue until the complete accomplishment of all the purposes for which the Plan and Trust are created, unless sooner terminated under the other provisions hereof.

         15.5     ACTION REQUIRED UPON PLAN TERMINATION

                  Upon the termination of this Plan and after payment of all expenses of the Trust, including any compensation then due the Trustee and agents of the Committee, the Trust assets and all Participants' Accounts shall be revalued according to the procedures provided in Article 7. Limitation Accounts held pursuant to Article 5 shall be allocated as of the date the Plan is terminated in accordance with Article 4 and Article 5. The Trustee shall hold and distribute such Accounts as directed by the Committee in accordance with the provisions of Article 9. Upon such termination, if the Sponsoring Employer has ceased to exist, all rights, powers, and duties to be exercised or performed by the Sponsoring Employer shall thereafter be exercised or performed by the Committee, including the filling of vacancies on the Committee and the amending of the Plan and Trust documents. In the event the Committee is unable to perform, all rights, powers and duties shall be performed by the Trustee.

                                       15-2

         15.6     NONREVERSION OF ASSETS

                  Except as provided in Article 4.3(b), in no event shall any part of the principal or income of the Trust revert to the Employer or any Associated Employer or be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries.

         15.7     MERGER OR CONSOLIDATION CANNOT REDUCE BENEFITS

                  In no event shall this Plan be merged or consolidated with any other plan, nor shall there be any transfer of assets or liabilities from this Plan to any other plan unless immediately after such merger, consolidation or transfer, each Participant's benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits which the Participant would have been entitled to had this Plan been terminated immediately before such merger, consolidation or transfer.

                                      15-3

                                   ARTICLE 16
                                   ASSIGNMENTS

         16.1     NO ASSIGNMENT

                  Except as provided below, the interest herein, whether vested or not, of any Participant, former Participant or Beneficiary, shall not be subject to alienation, assignment, pledging, encumbrance, attachment, garnishment, execution, sequestration, or other legal or equitable process, or transferability by operation of law in the event of bankruptcy, insolvency or otherwise.

         16.2     QUALIFIED DOMESTIC RELATIONS ORDER PERMITTED

                  The provisions of Article 16.1 above shall not prevent the creation, assignment or recognition of any individual's right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order (QDRO). The Committee shall direct that payments under a QDRO be made by the Trustee pursuant to the QDRO.

                  (a)      NOT ALL DOMESTIC RELATIONS ORDERS QUALIFY AS QDROS

                           The Committee shall establish reasonable, timely
procedures to (1) determine whether a domestic relations order is a QDRO and
(2) notify affected parties as specified in Code Section 414(p)(6).

                  (b)      PAYMENTS MAY OCCUR BEFORE TERMINATION OF SERVICE

                         The Plan may make benefit payments to an Alternate
Payee under a QDRO before the Participant's termination of Service, but any such payment shall be made no earlier than the date specified in the QDRO, or in accordance with Code Section 414(p)(3), (4), and (5).

                  (c)      SEPARATE ACCOUNTING OF ALTERNATE PAYEE'S ACCOUNT

                         During any period in which the issue of whether a
domestic relations order is a QDRO is being determined by the Committee, a court of law or otherwise, the Committee shall separately account for the amounts (with investment income and loss) which are involved.

         16.3     OFFSET TO PROVIDE CERTAIN JUDGMENTS AND SETTLEMENTS PERMITTED

                  Effective August 5, 1997, the provisions of Article 16.1 above shall not prevent an offset of a Participant's Account against an amount that the Participant is ordered or required to pay to the Plan. Any such offset shall be made only in accordance with Code Section 401(a)(13)(C), and the provisions of Code Sections 401(a)(13)(C) and (D) are hereby incorporated by reference.

                                       16-1

                                   ARTICLE 17
                  ADOPTION OF THE PLAN BY ASSOCIATED EMPLOYERS

         17.1     PURPOSE

                  The purpose of this Article 17 is to describe the terms and conditions under which an Associated Employer may adopt and become a Member Employer under this Plan for the benefit of its Eligible Employees.

         17.2     BECOMING A MEMBER EMPLOYER

                  Any Associated Employer may, with the written consent of the Sponsoring Employer, become a Member Employer under this Plan and Trust Agreement by executing a Subscription Agreement under which it shall agree:

                  (a) To be bound by all the provisions of the Plan and Trust Agreement in the manner set forth herein;

                  (b) To pay its share of the expenses of the Plan and Trust as they may be determined from time to time in the manner specified in this Article 17; and

                  (c) To provide the Sponsoring Employer, Committee and the Trustee with full, complete and timely information on all matters necessary to them in the operation of the Plan and Trust.

         17.3     PARTICIPATION AS A MEMBER EMPLOYER

                  In the event of the adoption of this Plan and Trust Agreement by an Associated Employer, the following shall apply with respect to the participation of such Associated Employer as a Member Employer hereunder:

                  (a) All the terms and conditions of the Plan and Trust as set forth in the preceding Article 1 through Article 16 shall apply to the participation of such Associated Employer and its Employees in the same manner as set forth for the Sponsoring Employer and its Employees, except as follows:

                           (i)      The right to designate an Associated
Employer is specifically reserved to the Sponsoring Employer.

                           (ii)     An Associated Employer which becomes a
Member Employer shall have the right to designate for purposes of Article 3 alternative requirements which shall be met by its Eligible Employees in order to qualify as Participants. In the event that no such

                                       17-1
designation is made, the current requirements set forth in Article 3 shall apply to Employees of such Member Employer.

                           (iii)    The right to appoint the Committee is
specifically reserved to the Sponsoring Employer so long as the Sponsoring Employer participates under the Plan; provided that a Member Employer may appoint an advisory committee on any matters affecting such Member Employer or its Employees who are Participants under the Plan. The Committee shall be entitled to rely on any information furnished it by any such advisory committee in the same manner as if furnished by the Member Employer appointing such advisory committee, but in no event shall the existence of any advisory committee modify or otherwise limit any of the powers or duties of the Committee under the Plan.

                           (iv)     The right to direct, appoint, remove,
approve the accounts of or otherwise deal with the Trustee is specifically reserved to the Sponsoring Employer so long as the Sponsoring Employer participates under the Plan.

                           (v)      The right to amend the Plan and Trust
Agreement is specifically reserved to the Sponsoring Employer so long as the Sponsoring Employer participates under the Plan, and any such amendment, unless otherwise specified therein, shall be fully binding with respect to the participation of any Member Employer, provided that this reservation shall in no event be construed to prevent any Member Employer from terminating at any time its participation as a Member Employer in this Plan and Trust.

                  (b) In the operation of the Plan with respect to a Member Employer, the term "effective date" shall mean the effective date set forth in this Plan and Trust Agreement or such other date as specified in such Member Employer's Subscription Agreement.

                  (c) The Committee shall at all times maintain separate Accounts reflecting the participation of the Eligible Employees of the Sponsoring Employer and any Member Employer, and in no event shall there be a commingling of the Accounts of the Eligible Employees of any Member Employer with those of the Sponsoring Employer; provided that this requirement shall in no event be construed to be a limitation on the commingling of any contributions or of the Trust Fund for investment purposes, nor shall it require the Trustee to maintain separate accounts with respect to the Trust Fund except as otherwise provided herein.

                  (d) Notwithstanding any other provisions of this Plan and Trust Agreement to the contrary, it is specifically understood that the participation of any Associated Employer hereunder, the obligation of such Associated Employer to make contributions hereunder, and the vesting and entitlements of any Participant based on such contributions are conditional to the extent that if such Associated Employer receives an initial notification from the United States

                                      17-2

Treasury that its Subscription Agreement as part of this Plan, or the same as it may have been amended, is not part of a qualified plan under Section 401 of the Code with respect to its participation, such Associated Employer shall not be a Member Employer hereunder and the then value of any contributions made by such Associated Employer or its Employees shall be returned from the Trust Fund, and no Participant hereunder or his Beneficiary shall have any vested interest in, or be entitled to, any benefit payments based on such contributions. Further, it is understood and provided that upon receipt of an initial notification from the United States Treasury Department that such Subscription Agreement and this Plan and Trust Agreement, as they may have been amended in order to receive such notification, are qualified and exempt from taxation under the applicable sections of the Code, the participation of such Associated Employer as a Member Employer and the vestings and entitlement of all Participants employed by such Member Employer and their Beneficiaries shall be retroactive to the date of their occurrence in accordance with the other provisions of this Plan and Trust Agreement, and this Article 17.3 shall be of no further force or effect with respect to such Associated Employer and its Employees.

         17.4     TERMINATION OF PARTICIPATION IN THE PLAN

                  Any Member Employer may at any time elect to terminate its participation in this Plan and Trust, or, may elect at any time by appropriate amendment or action affecting only its own status hereunder to terminate its participation in this Plan and Trust and to continue the Plan and the portion of the Trust as it pertains to itself and its Employees as an entity separate and distinct from this Plan and Trust if otherwise permitted by law. Termination of the participation of any Member Employer shall not affect the participation of any other Member Employer nor shall it terminate the Plan or Trust with respect to them and their Employees; provided that, if the Sponsoring Employer shall terminate its participation, or disassociate itself, then each remaining Member Employer shall make such arrangements and take such action as may be necessary to assume the duties of the Sponsoring Employer in providing for the operation and continued administration of the Plan and Trust as the same pertains to the Member Employer.

         17.5     CHARGES TO MEMBER EMPLOYERS

                  Each Member Employer shall be liable for and shall pay at least annually to the Sponsoring Employer its fair share of the expenses of operating the Plan and Trust, including its share of any Trustee's fees. The amount of such charges to each Member Employer shall be determined by the Committee in its sole discretion; provided that, except with respect to charges

                                       17-3
incurred solely on account of a Member Employer's segregated transaction, no Member Employer shall be charged with a greater proportion of any expenses of Plan operation than the ratio that the number of Participants who are or were its Employees bears to the total of all Participants nor for a greater proportion of any Trustee's fees than the ratio that the portion of the Trust Fund pertaining to its participation bears to the total Trust Fund.

                                        17-4

IN WITNESS WHEREOF, the Sponsoring Employer and the Trustee have caused this Plan and Trust Agreement to be executed by their respective duly authorized parties on this 1st day July, 1999.

                                          CLOVIS COMMUNITY BANK
                                          (Sponsoring Employer)

                                       By /S/ DANIEL J. DOYLE
                                          -------------------
                                          Daniel J. Doyle,
                                          President and Chief Executive Officer

                                          DANIEL N. CUNNINGHAM
                                          WANDA LEE ROGERS
                                          (Trustees before January 1, 1998)

                                      By  /S/ DANIEL N. CUNNINGHAM
                                          --------------------------------
                                          Daniel N. Cunningham, Trustee

                                      By  /S/ WANDA LEE ROGERS
                                          --------------------------------
                                          Wanda Lee Rogers, Trustee



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